UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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iBio, Inc.

(Name of Registrant as Specified in Its Charter)

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Dear iBio Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of iBio, Inc., a Delaware corporation (“iBio” or the “Company”). The meeting will be held on Tuesday, December 18, 2018, at 10:00 a.m. local time at The Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York 10022.
At the annual meeting, you will be asked to consider and act upon the following matters:
1.
To elect three directors each to serve as Class I directors for a three-year term expiring at the 2021 annual meeting of stockholders or until successors have been duly elected and qualified;

2.
To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019;

3.
To approve an advisory vote on executive compensation (“say-on-pay”);

4.
To consider and approve the Company’s 2018 Omnibus Equity Incentive Plan;

5.
To consider and approve an amendment to the Company’s 2008 Omnibus Equity Incentive Plan to permit a one-time option exchange; and

6.
To transact any other business properly brought before the annual meeting.

These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A proxy is included along with the Proxy Statement. These materials are being sent to stockholders on or about November   , 2018. Along with the attached Proxy Statement, we are sending to you our Annual Report on Form 10-K for the fiscal year ended June 30, 2018. Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.
Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to take a moment to vote on the items in this year’s Proxy Statement. Voting takes only a few minutes, and it will ensure that your shares are represented at the annual meeting.
Sincerely,
November , 2018
Robert B. Kay Executive Chairman and Chief Executive Officer

iBIO, INC.
600 Madison Avenue, Suite 1601
New York, NY 10022
NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
Date	Tuesday, December 18, 2018
Time	10:00 a.m. (Eastern time)
Place	The Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York 10022
Items of Business	1. To elect three directors each to serve as Class I directors for a three-year term expiring at the 2021 annual meeting of stockholders or until successors have been duly elected and qualified;
2. To ratify the selection of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending June 30, 2019;
3. To approve an advisory vote on executive compensation;
4. To consider and approve the Company’s 2018 Omnibus Equity Incentive Plan;
5. To consider and approve an amendment to the Company’s 2008 Omnibus Equity Incentive Plan to permit a one-time option exchange; and
6. To transact such other business as may properly come before the annual meeting or any adjournment thereof.
Record Date	You are entitled to notice of, and to vote at the annual meeting and any adjournments of that meeting, if you were a stockholder of record at the close of business on November 16, 2018.
Voting by Proxy	Please submit the enclosed proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions regarding voting, please refer to the Questions and Answers beginning on page 1 of the Proxy Statement and the instructions on your proxy card.
Submitting your proxy will not affect your right to attend the meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the annual meeting, by delivering a subsequent proxy or notifying the inspector of elections in writing of such revocation.
By Order of the Board of Directors,
Elizabeth Moyle, Secretary
New York, New York
November   , 2018
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE TO DO SO, AND YOUR PROXY IS REVOCABLE AT YOUR OPTION BEFORE IT IS EXERCISED.

iBIO, INC.
600 Madison Avenue, Suite 1601
New York, NY 10022
PROXY STATEMENT
FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS
PROXY AND VOTING
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:
The notice of annual meeting of stockholders, the proxy statement and the Company’s Annual Report on Form 10-K for the year ended June 30, 2018 are available electronically to the Company’s stockholders of record as of the close of business on November 16, 2018 at [•].
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING
Q.
Why am I receiving this proxy statement?

A.
We have made this proxy statement available to you because the Board of Directors of iBio is soliciting your proxy to vote at the 2018 Annual Meeting of Stockholders to be held on December 18, 2018 (the “Annual Meeting”). You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote by proxy by completing and returning the enclosed proxy card.

Q.
Who can vote at the Annual Meeting?

A.
Only stockholders of record at the close of business on November 16, 2018, the record date for the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting. On the Record Date, there were [•] shares of common stock, $0.001 par value per share, outstanding and entitled to vote at the annual meeting. On the Record Date there was one share of the Company’s iBio CMO Preferred Tracking Stock, par value, $0.001 per share (“Preferred Tracking Stock”) outstanding, 5,303 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Convertible Preferred Stock”), outstanding, and 5,785 shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Convertible Preferred Stock”) outstanding. The Preferred Tracking Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock are not entitled to vote on the proposals described in this proxy statement.

Stockholder of Record: Shares Registered in Your Name — If on the Record Date your shares of common stock were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by returning the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank — If on the Record Date your shares of common stock were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
Q.
What is a proxy card?

A.
The proxy card enables you to appoint Robert B. Kay, our executive chairman, and Robert Erwin, our president, or either of them, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Messrs. Kay and Erwin to vote your shares at the Annual

Meeting as you have instructed on the proxy card. If you do not specify on the proxy card how your shares should be voted, your shares will be voted as recommended by our Board of Directors. By returning the proxy card to us, you can vote your shares whether or not you attend the Annual Meeting.
Q.
How many votes do I have?

A.
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Q.
What is the quorum requirement?

A.
A quorum will be present if stockholders holding a majority of the outstanding shares of common stock on the Record Date are present at the Annual Meeting in person or represented by proxy. On the Record Date, there were [•] shares of common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting may adjourn the meeting to another date.
Q.
What am I voting on?

A.
There are five matters scheduled for a vote:

•
The election of three directors each to serve as Class I directors for a three-year term expiring at the 2021 annual meeting of stockholders or until their respective successors have been duly elected and qualified;

•
The ratification of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019;

•
The approval of an advisory vote on the compensation of our named executive officers (the “Say-On-Pay Proposal”);

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The approval of the Company’s 2018 Omnibus Equity Incentive Plan; and

•
The approval of an amendment to the Company’s 2008 Omnibus Equity Incentive Plan to permit a one-time option exchange.

As of the date of this proxy statement, we are not aware of any business expected to come before or be transacted at the Annual Meeting other than the matters described above.
Q.
How do I vote?

A.
For Proposal 1, you may either vote “FOR” all the nominees for director or you may abstain from voting for any nominee you specify. For Proposals 2, 3, 4 and 5, you may vote “FOR” or “AGAINST” or you may abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name — If you are a stockholder of record, you may vote in person at the Annual Meeting or you can vote by returning the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or other Agent — If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received this proxy statement from that organization rather than from iBio. Simply follow the voting instructions provided by that organization. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Q.
What if I return a proxy card but do not make specific choices?

A.
If you properly submit your proxy and do not revoke it, the proxy holders will vote your shares in accordance with your instructions. If your properly completed proxy gives no instructions, and you are a shareholder of record, then the persons named as proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you are a beneficial owner of shares registered in the name of a broker, bank or other agent and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q.
How may I change or revoke my vote after submitting my proxy?

A.
You may change or revoke your proxy at any time before the Annual Meeting. You may revoke your proxy in any one of three ways:

•
You may submit another properly completed proxy with a later date. Only the most recently dated proxy will be counted.

•
You may send written notice in time for receipt by us prior to the Annual Meeting that you are revoking your proxy. Such notice should be sent us c/o of our

Secretary, iBio, Inc.,
600 Madison Avenue, Suite 1601,
New York, NY 10022.
•
You may attend the Annual Meeting, request that your proxy be revoked and vote in person as instructed above. Simply attending the meeting will not, by itself, revoke your proxy. You must specifically request such revocation.

Q.
What does it mean if I receive more than one notice of Annual Meeting?

A.
If you receive more than one notice of Annual Meeting, your shares are registered in more than one name or are registered in different accounts. You should submit a proxy for each name and account to ensure that all of your shares are voted.

Q.
What are broker non-votes?

A.
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions as to how to vote to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can vote the shares with respect to matters that are “discretionary” items but cannot vote the shares with respect to “nondiscretionary” items (resulting in a “broker non-vote”).

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes (such proposals being commonly referred to as “non-routine” matters). The ratification of the selection of CohnReznick LLP is a “discretionary” item, and therefore no broker non-votes are expected in connection with this proposal. All the other matters being acted upon and put to a vote at the Annual Meeting are “non-discretionary” items, and therefore broker non-votes may exist in connection with these other proposals. If you do not give your broker or nominee specific instructions with respect to each of the proposals other than the ratification of the selection of CohnReznick LLP, your shares will not be voted on those matters and will not be counted as a vote cast in determining the number of votes necessary for approval of those matters. Therefore, we strongly encourage you to submit your voting instructions promptly and to exercise your right to vote as a stockholder.
Q.
How many votes are needed to approve each proposal?

A.
If a quorum is present or represented by proxy at the Annual Meeting, the vote required to approve each of these proposals is as follows:

For the approval of Proposal 1 (the election of directors), the three nominees receiving the most “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected, regardless of whether that number represents a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.
With respect to Proposals 2, 3, 4 and 5 (ratifying the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019; approving the Say-On-Pay Proposal; approving the Company’s 2018 Omnibus Equity Incentive Plan; and approving the amendment to our 2008 Omnibus Equity Incentive Plan to permit a one-time option exchange, each proposal must receive “FOR” votes from the holders of a majority of shares present or represented at the Annual Meeting and voting on the matter, either in person or by proxy. Broker non-votes will have no effect on determining whether the affirmative votes for Proposals 2, 3, 4 and 5 constitute a majority of the shares present or represented by proxy and voting at the Annual Meeting. Abstentions shall have the same effect as a negative vote on these proposals.
Q.
Am I entitled to dissenter’s rights?

A.
No. Delaware General Corporation Law does not provide for dissenter’s rights in connection with the proposals being voted on at the Annual Meeting.

Q.
Where may I find the results of the voting at the Annual Meeting?

A.
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting.

Q.
Who is paying for this proxy solicitation?

A.
Our Board of Directors is soliciting the proxy accompanying this proxy statement. The Company will bear the cost of soliciting proxies. Such cost will include charges by brokers and other custodians, nominees and fiduciaries for forwarding proxies and proxy materials to the beneficial owners of our common stock. Solicitation may also be made personally by telephone or by email by the Company’s directors, officers and regular employees without additional compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS
The Company’s Board of Directors is currently composed of seven (7) directors divided into three classes of directors, Class I, II and III, with each class serving staggered 3-year terms. The current term of office for each Class I director expires at the Annual Meeting. The class and current term of each director is as follows:
Class and Term Expiration	Directors
Class I	Robert B. Kay
(2018)	General James T. Hill
Arthur Y. Elliott, Ph.D.
Class II	Glenn Chang
(2019)	Philip K Russell, M.D.
Class III	John D. McKey, Jr.
(2020)	Seymour Flug
At our annual meeting, our stockholders will consider and vote upon the re-election of Robert B. Kay, General James T. Hill and Arthur Y. Elliott, Ph.D. to serve as Class I directors. If re-elected, these nominees will serve for a three-year term that will expire at the 2021 annual meeting of stockholders. Our Board of Directors believes that all of our current directors, including the three nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen. Our Board of Directors also believes that Mr. Kay, General Hill and Dr. Elliott have performed exceptionally well in their respective time served as directors.
Each nominee has agreed to serve if elected and we have no reason to believe that any nominee will be unable to serve. If any nominee becomes unavailable for election as a result of an unexpected occurrence, proxies will be voted for the election of a substitute nominee proposed by our Board of Directors or for election of only the remaining nominees.
Unless authority to do so is withheld, shares represented by executed proxies will be voted for the election of Mr. Kay, General Hill and Dr. Elliott. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election. Since three directors are to be elected at the annual meeting, the three nominees for director who receive the highest number of affirmative votes for election will be elected as Class I directors.
Information with respect to the number of shares of common stock beneficially owned by each nominee for election as a Class I director and each of our other directors appears under the heading “Security Ownership of Certain Beneficial Owners and Management”.

The name, age, years of service on our Board of Directors, principal occupation and business experience and certain other information for each Class I director nominee is set forth below.
Name and Age	Principal Occupation and Business Experience	Director Since
Robert B. Kay (age 78)	Mr. Kay is our Executive Chairman and Chief Executive Officer and has served in these capacities since we became a publicly traded company in August 2008. Previously, Mr. Kay was a founder and senior partner of the New York law firm of Kay Collyer & Boose LLP, with a particular focus on mergers and acquisitions and joint ventures. Mr. Kay received his B.A. from Cornell University’s College of Arts & Sciences and his J.D. from New York University Law School.	August 2008
Mr. Kay oversees every aspect of our business in his role as executive chairman and chief executive officer. Given his years with the company and his prior experience, we believe that Mr. Kay has an excellent understanding of our business and the global markets in which we operate and those in which we anticipate operating in the future.
General James T. Hill (retired) (age 72)	General Hill is the former commander of the United States Southern Command, reporting directly to the President and Secretary of Defense at the time of his retirement from active duty. In this role, he led all U.S. military forces and operations in Central America, South America and the Caribbean, worked directly with U.S. Ambassadors, foreign heads of state, key Washington decision-makers, foreign senior military and civilian leaders, developing and executing United States policy. His responsibilities included management, development and execution of plans and policy within the organization including programming, communications, manpower, operations, logistics and intelligence. General Hill’s experience implementing plans and policies within diverse geographic regions and his insights regarding the conduct of business affairs in Central and South America is a key resource for us. General Hill is the founder of the J.T. Hill Group, a consulting organization specializing in strategic leadership and international security.	August 2008
Arthur Y. Elliott, Ph.D (age 82)	Dr. Elliott serves as a member of the American Association for Advancement of Science, American Society for Microbiology, and American Tissue Culture Association. Prior to retiring, Dr. Elliott spent 16 years with Merck & Co., serving ultimately as Executive Director of Biological Operations, Merck Manufacturing Division, responsible for the bulk manufacture, testing, release and registration of all biological products sold. Dr. Elliott also directed the manufacturing, process development, and other operations of North American Vaccine, Inc. for six years, and most recently served as consultant to	October 2010

Name and Age	Principal Occupation and Business Experience	Director Since
Aventis (Sanofi Pasteur) Pharmaceutical Corporation in its design and implementation of new, highly automated manufacturing facilities for influenza vaccines. Dr. Elliott has served with the United States Department of Health and Human Services (“HHS”) in the Avian Influenza Pandemic Preparedness Program in Washington, D.C. as Senior Program Manager for the Antigen Sparing Project since 2006. The program involves the cooperation of three pharmaceutical companies and four government groups (NIH, CDC, United States Food and Drug Administration, and HHS). While at Merck, he worked closely with both Merck Research Laboratories and the Merck Vaccine Division to forecast the timely transfer of technology for new and improved products from the research laboratories through the manufacturing area and into the marketing division for sales introductions. He has served as a biological consultant to the World Health Organization, NIH, and The Bill & Melinda Gates Foundation. Dr. Elliott holds a Ph.D. in Virology from Purdue University, and an M.S. in Microbiology and a B.A. in Biology from North Texas State University.
Dr. Elliot’s extensive experience and expertise with the manufacture of vaccines and therapeutics is particularly relevant to our business and our efforts to manufacture such products which in a key component of our business.
The Board of Directors believes that approval of the election of each nominee director named above is in the best interests of our stockholders and therefore recommends a vote “FOR” each nominee.

OTHER DIRECTORS OF THE COMPANY SERVING AS CLASS II AND CLASS III DIRECTORS
The name, age, years of service on our Board of Directors, principal occupation and business experience and certain other information for each our Class II and Class III directors who will continue to serve on the Board of Directors and who are not standing for election at this annual meeting is set forth below:
Name and Age	Principal Occupation and Business Experience	Director Since
John D. McKey, Jr. (age 75)	Since 2003, has served as of counsel at McCarthy, Summers, Bobko, Wood, Sawyer & Perry, P.A. in Stuart, Florida, and previously was a partner from 1987 through 2003. From 1977 to 1987, Mr. McKey was a partner at Gunster Yoakley in Palm Beach, Florida. Mr. McKey received his B.B.A at the University of Georgia and his J.D. from the University Of Florida College Of Law. Mr. McKey’s extensive experience representing private and public companies operating in varied business sectors brings our Board insights and acumen to best corporate practices and implementation of strategic and financial plans.	August 2008
Seymour Flug (age 83)	Prior to retiring, Mr. Flug was Chairman of the Board and CEO of Diners Club International and a Managing Director of Citibank. Prior to joining Citibank, Mr. Flug served as Senior Vice President of Hess Oil Company. Mr. Flug began his career as Certified Public Accountant at Deloitte & Touche, a predecessor to the firm now known as Deloitte. Mr. Flug received his B.B.A from Baruch College. Mr. Flug’s experience leading a multinational company and his experience as a certified public accountant allow him to offer us unique perspectives on global business opportunities, best business practices and additional audit expertise. Mr. Flug is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).	December 2012
Glenn Chang (age 70)	Since February 2014, Mr. Chang has served as Chief Financial Officer of Singer Vehicle Design, a private company in the business of automotive design and restoration. Mr. Chang served as the Chief Financial Officer of Alma Bank, a New York headquartered bank with over $900 million of assets and 13 branches in the New York City Metropolitan area from late 2012 to February 2014. Before joining Alma, from 1999 to 2012, Mr. Chang served as a founder, Director, Chief Financial Officer and consultant to First American International Bank which is the largest locally owned Chinese American Bank. Prior to that he spent 20 years at Citibank, N.A as Vice President. Mr. Chang is a retired Certified Public Accountant. Mr. Chang’s extensive executive and financial leadership in his current and former positions and his training and experience as a Certified Public Accountant adds vital expertise to our Board of Directors and our Audit Committee in the form of financial understanding, business perspective and audit expertise. Mr. Chang is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).	August 2008

Name and Age	Principal Occupation and Business Experience	Director Since
Philip K. Russell, M.D. (age 86)	Dr. Russell served in the U.S. Army Medical Corps from 1959 to 1990, pursuing a career in infectious disease and tropical medicine research. Following his military service, Dr. Russell joined the faculty of Johns Hopkins University’s School of Hygiene and Public Health and worked closely with the World Health Organization as special advisor to the Children’s Vaccine Initiative. He was founding board member of the International AIDS Vaccine Initiative, and is an advisor to the Bill & Melinda Gates Foundation. He has served on numerous advisory boards of national and international agencies, including the Centers for Disease Control (“CDC”), the National Institutes of Health (“NIH”) and the Institute of Medicine. Dr. Russell is a past Chairman of the Albert B. Sabin Vaccine Institute. Dr. Russell’s extensive experience and expertise in the field of infectious diseases and his association with leading governmental and not-for-profit entities engaged in pioneering work throughout the world provides us with invaluable insights into priorities for these entities and business development opportunities for us.	March 2010

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Compensation
Compensation for our non-employee directors has historically consisted of a grant of stock options vesting over a three-year period and additional cash compensation. We do not have a fixed policy with respect to this compensation, but the compensation is generally equal for each non-employee director except in cases where a director assumes additional responsibilities above and beyond standard board service. Directors who are also our employees receive no additional compensation for their services as directors.
Director Compensation Table
The following table sets forth summary information concerning the total compensation paid to our non-employee directors for services to the Company during the fiscal year ended June 30, 2018:
Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	Total
General James T. Hill	$39,996	$—	$39,996
Glenn Chang	15,000	—	15,000
John D. McKey	15,000	—	15,000
Philip K. Russell, M.D	15,000	—	15,000
Arthur Elliot	15,000	—	15,000
Seymour Flug	15,000	—	15,000
	114,996	—	114,996

(1)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC 718.

(2)
The aggregate number of stock options outstanding for each non-employee director was as follows as of August 31, 2018 (adjusted for the Company’s one-for-ten reverse stock split effective June 8, 2018): Gen. Hill 55,000 (51,000 vested), Mr. Chang 55,000 (51,000 vested), Mr. McKey 65,000 (61,000 vested), Dr. Russell 46,000 (42,000 vested), Dr. Elliott 46,000 (42,000 vested), and Mr. Flug 34,000 (30,000 vested).

Director Independence
Our Board of Directors has determined that Messrs. Chang, Flug and McKey, Drs. Elliott and Russell and General Hill are each “independent directors” as such term is defined in Section 803 of the NYSE American Company Guide.
Board Committees
Our Board of Directors has the authority to appoint committees to perform certain management and administrative functions. Our Board of Directors has constituted audit, compensation and nominating committees.
Nominating Committee and Nomination Process
The Nominating Committee was formed to address general governance and policy oversight; succession planning; to identify qualified individuals to become prospective Board members and make recommendations regarding nominations for our Board of Directors; to advise the Board with respect to appropriate composition of Board committees; to advise the Board about and develop and recommend to the Board appropriate corporate governance documents and assist the Board in implementing guidelines; to oversee the annual evaluation of the Board and our chief executive officer, and to perform such other functions as the Board may assign to the committee from time to time. The Nominating Committee has a charter which is available on our website at www.ibioinc.com. The Nominating Committee consists of three independent directors: Arthur Y. Elliott, Ph.D., (Nominating Committee Chairman), Glenn Chang and General James T. Hill.

Our directors take a critical role in guiding our strategic direction and oversee the management of our company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the life sciences industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.
Our Board of Directors believes given the diverse skills and experience required to grow our company that the input of all members of the Nominating Committee is important for considering the qualifications of individuals to serve as directors but does not have a diversity policy. Further, the Nominating Committee believes that the minimum qualifications for serving as our director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of our business and affairs of and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and our company are identified and unless such individuals are well known to the Board, they are interviewed and further evaluated by the Nominating Committee. Candidates selected by the Nominating Committee are then recommended to the full Board for their nomination to stockholders. The Nominating Committee recommends a slate of directors for election at the annual meeting. In accordance with NYSE American rules, the slate of nominees is approved by a majority of the independent directors.
In carrying out its responsibilities, our Board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our First Amended and Restated Bylaws. Suggestions for candidates to be evaluated by the Nominating Committee must be sent to Secretary, iBio, Inc., 600 Madison Avenue, Suite 1601, New York, NY 10022-1737.
Audit Committee
The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws and regulations. The Audit Committee reviews all services performed for us by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee charter is available on our website at www.ibioinc.com. The Audit Committee consists of two independent directors as determined by NYSE American listing standards: Glenn Chang (Audit Committee Chairman) and Seymour Flug. Mr. Chang and Mr. Flug are each qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).
Compensation Committee
The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our senior executive officers, administers our equity incentive plan and other benefit plans, and considers other matters as may, from time to time, be referred to them by our Board of Directors. The Compensation Committee has a charter which is available on our website at www.ibioinc.com. The members of the Compensation Committee are General James T. Hill (Compensation Committee Chairman), Arthur Y. Elliott, Ph.D. and Philip K. Russell, M.D.
Board Leadership Structure and Role in Risk Oversight
Our chief executive officer also serves as the executive chairman of our Board of Directors. We do not have a lead independent director. Our executive chairman, when present, presides over all meetings of our Board. We believe this leadership structure is appropriate for our Company at this time because (1) of our size, (2) of the size of our Board, (3) our chief executive officer is responsible for our day-to-day operation and implementing our strategy, and (4) discussion of developments in our business and financial condition and results of operations are important parts of the discussion at meetings of our Board of Directors and it makes sense for our chief executive officer to chair those discussions.
Our Board of Directors oversees our risk management. This oversight is administered primarily through the following:
•
Our Board’s review and approval of our business strategy, including the projected opportunities and challenges facing our business;

•
At least quarterly review of our business developments and financial results;

•
Our Audit Committee’s oversight of our internal controls over financial reporting and its discussions with management and the independent registered public accountants regarding the quality and adequacy of our internal controls and financial reporting; and

•
Our Board’s review and recommendations regarding our executive officer compensation and its relationship to our business objectives and goals.

Meetings of the Board of Directors and Committees
During the fiscal year ended June 30, 2018, the board of directors held four meetings in person or by telephone and acted by unanimous written consent on two occasions and the Audit Committee held four meetings in person or by telephone. The Nominating Committee acted by unanimous written consent on two occasions, and no meetings in person or by telephone were held by the Nominating Committee. No meetings in person or by telephone were held and no actions were taken by the Compensation Committee as matters addressable by such committee were considered and approved by the full board. Between meetings, members of the board of the directors are provided with information regarding our operations and are consulted on an informal basis with respect to pending business. Each director attended at least 75% of the aggregate of the total number of meetings of the board and the total number of meetings of the committees on which such director serves. All of our directors attended our 2017 Annual Meeting of Stockholders.
Although we do not have a policy with regard to Board members’ attendance at our annual meetings of stockholders, all of the directors are encouraged to attend such meetings.
Stockholder Communications with the Board of Directors
Interested parties may communicate with the Board or specific members of the Board, including the independent directors and the members of the Audit Committee, by submitting correspondence addressed to the Board of Directors of iBio, Inc. c/o any specified individual director or directors at 600 Madison Avenue, Suite 1601, New York, New York 10022-1737. Any such correspondence will be forwarded to the indicated directors.
Code of Ethics
We have adopted a written code of ethics within the meaning of Item 406 of SEC Regulation S-K, which applies to all of our employees, including our principal executive officer and our chief financial officer, a copy of which can be found on our website at www.ibioinc.com. If we make any waivers or substantive amendments to the code of ethics that are applicable to our principal executive officer or our chief financial officer, we will disclose the nature of such waiver or amendment in a Current Report on Form 8-K in a timely manner. No waivers from any provision of our policy have been granted.
Available information about iBio
Current reports, quarterly reports, annual reports, and reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Exchange Act”) previously filed with the Securities and Exchange Commission (“SEC”), are available on our website at www.ibioinc.com and in print for any stockholder upon written request to our Secretary.

Executive Officers
The following table sets forth the names, ages and biographical information of our executive officers as of November 9, 2018:
Name	Age	Position Held With Us
Robert B. Kay	78	Executive Chairman and Chief Executive Officer
Robert L. Erwin	65	President
James P. Mullaney	47	Chief Financial Officer
Terence Ryan, Ph.D.	63	Chief Scientific Officer
The following are brief biographies of each executive officer:
Robert B. Kay has served as our Executive Chairman and Chief Executive Officer since we became a publicly traded company in August 2008. Mr. Kay was a founder and senior partner of the New York law firm of Kay Collyer & Boose LLP, with a particular focus on mergers and acquisitions and joint ventures. Mr. Kay received his B.A. from Cornell University’s College of Arts & Sciences and his J.D. from New York University Law School.
Robert L. Erwin has been our President since we became a publicly traded company in August 2008. Mr. Erwin led Large Scale Biology Corporation from its founding in 1988 through 2003, including a successful initial public offering in 2000, and continued as non-executive Chairman until 2006. He served as Chairman of Icon Genetics AG from 1999 until its acquisition by a subsidiary of Bayer AG in 2006. Mr. Erwin recently served as Managing Director of Bio-Strategic Directors LLC, providing consulting services to the life sciences industry. He is currently Chairman of Novici Biotech, a private biotechnology company and a Director of Oryn Therapeutics. Mr. Erwin’s non-profit work focuses on applying scientific advances to clinical medicine, especially in the field of oncology. He is co-founder, President and Director of the Marti Nelson Cancer Foundation, Oncology. Mr. Erwin received his BS degree with Honors in Zoology and an MS degree in Genetics from Louisiana State University.
James P. Mullaney has served as our Chief Financial Officer since March 1, 2017. Mr. Mullaney has over 20 years of experience encompassing finance, accounting, management and advisory positions. He has been a member of PwC’s Audit practice as well as KPMG’s CFO Advisory Services practice. Prior to joining iBio, Inc., Mr. Mullaney served in the capacity as Corporate Controller for Citihub Consulting, a multi-national IT services firm. He brings extensive finance transformation, strategic development and partnership, internal control and regulatory compliance background to iBio, Inc. Mr. Mullaney holds a CPA license in New York State.
Terence E. Ryan, Ph.D., has been our Chief Scientific Officer since March 2012, and prior to that, served as senior vice president since joining the Company in July 2010. Dr. Ryan previously served as assistant vice president, Systems Biology at Wyeth Pharmaceuticals (later Pfizer, Inc.) from 2007 to 2010, and director of Integrative Biology at GlaxoSmithKline from 2003 to 2007. He has also been director, Cell Biology at Celera Genomics from 2000 to 2003 and associate director of Cell Technologies and Protein Sciences at Regeneron Pharmaceuticals, Inc. Dr. Ryan received his A.B. in Biology from Princeton University, his M.S. and Ph.D. in Microbiology from Rutgers University and was a post-doctoral fellow in Molecular Virology at the University of Wisconsin.

Summary Compensation Table
The table below summarizes the total compensation paid or earned by our principal executive officer, principal financial officer and our two other most highly compensated executive officers who were serving as executive officers at June 30, 2018, the end of our last completed fiscal year. We refer to the executive officers identified in this table as our “named executive officers.”
Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards(1)	Total
Robert B. Kay Executive Chairman	2018	$314,899	$—	$—	$314,899
	2017	310,732	—	107,085	417,817
James Mullaney Chief Financial Officer	2018	240,000	—	—	240,000
	2017	66,667	20,000	52,966	139,633
Robert Erwin President	2018	251,666	—	—	251,666
	2017	230,000	—	107,085	337,085
Terence E. Ryan, Ph.D. Chief Scientific Officer	2018	200,000	—	—	200,000
	2017	200,000	—	—	200,000

(1)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC 718.

Outstanding Equity Awards at Fiscal Year-Ending June 30, 2018
The following table shows information regarding unexercised stock options held by our named executive officers as of June 30, 2018, as adjusted to reflect the one-for-ten reverse stock split of our issued and outstanding common stock which took effect on June 8, 2018.
Name	Unexercised Options	Exercise Price	Expiration Date	Market Value(1)
Robert Kay(2)	25,000	$2.00	2/13/19	$—
Robert Kay(2)	25,000	$6.60	8/10/19	$—
Robert Kay(2)	30,000	$17.30	8/16/20	$—
Robert Kay(3)	50,000	$30.70	12/30/20	$—
Robert Kay(3)	50,000	$30.70	12/30/20	$—
Robert Kay(4)	30,000	$19.60	10/21/21	$—
Robert Kay(4)	30,000	$11.00	7/24/22	$—
Robert Kay(4)	30,000	$5.00	7/16/23	$—
Robert Kay(4)	60,000	$10.00	9/5/24	$—
Robert Kay(4)	75,000	$17.20	9/4/25	$—
Robert Kay(5)	30,000	$4.00	5/1/27	$—
Robert Erwin(2)	25,000	$2.00	2/13/19	$—
Robert Erwin(2)	25,000	$6.60	8/10/19	$—
Robert Erwin(2)	30,000	$17.30	8/16/20	$—
Robert Erwin(2)	30,000	$19.60	10/21/21	$—
Robert Erwin(2)	30,000	$11.00	7/24/22	$—
Robert Erwin(2)	30,000	$5.00	7/16/23	$—
Robert Erwin(4)	60,000	$10.00	9/5/24	$—
Robert Erwin(4)	75,000	$17.20	9/4/25	$—
Robert Erwin(5)	30,000	$4.00	5/1/27	$—
Terence Ryan(4)	10,000	$13.80	7/14/20	$—
Terence Ryan(4)	10,000	$19.60	10/21/21	$—

Name	Unexercised Options	Exercise Price	Expiration Date	Market Value(1)
Terence Ryan(4)	10,000	$17.20	9/4/25	$—
James Mullaney(5)	15,000	$4.00	3/1/27	$—

(1)
The market value for each award is based upon the closing stock price of  $0.90 per share of common stock on June 30, 2018, less the exercise price of the option.

(2)
Options vested in five equal annual installments on the anniversary date of grant. Options fully vested as of June 30, 2018.

(3)
Options vested on the vesting commencement date of the grant. Options fully vested as of June 30, 2018.

(4)
Options vested in three equal annual installments on the anniversary date of grant. Options fully vested as of June 30, 2018

(5)
Options vest in three equal annual installments on the anniversary date of grant.

Employment Agreements
As of June 30, 2018, we have one employment contract or other similar agreements or arrangements with one named executive officer. The Company and its Chief Financial Officer, James P. Mullaney, entered into an employment offer letter dated December 30, 2016. Mr. Mullaney is employed on an at-will basis.
Equity Incentive Plan
On August 12, 2008, the Company adopted the iBioPharma 2008 Omnibus Equity Incentive Plan (the “Plan”) for employees, officers, directors and external service providers. In December 2013, our stockholders approved an amendment to the Plan to increase the number of shares of our common stock authorized for issuance thereunder from 1,000,000 shares to 1,500,000 shares (adjusted for the Company’s one-for-ten reverse stock split effective June 8, 2018). Under the provisions of the Plan, the Company may grant options to purchase stock and/or make awards of restricted stock up to an aggregate amount of 135,000 shares (adjusted for the Company’s one-for-ten reverse stock split effective June 8, 2018). Stock options granted under the Plan may be either incentive stock options (as defined by Section 422 of the internal Revenue Code of 1986, as amended) or non-qualified stock options at the discretion of the board of directors. Vesting of awards occurs ratably on the anniversary of the grant date over the service period as determined at the time of grant. The Plan had a ten year term and expired in August 2018.
The following table provides information regarding the status of the Plan at June 30, 2018:
	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Options Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the previous columns)
Equity compensation plan approved by stockholders	1,364,583	$12.01	135,417
Equity compensation plans not approved by stockholders	—	—	—
Total	1,364,583	$12.01	135,417

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of November 9, 2018:
•
each person who is known by us to be the beneficial owner of 5% or more of our outstanding common stock;

•
each of our directors including our chief executive officer;

•
each of our other named executive officers; and

•
all of our current executive officers and directors as a group.

Except as otherwise noted in the footnotes below, to our knowledge, each of the persons named in this table has sole voting and investment power with respect to the securities indicated as beneficially owned.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Shares Beneficially Owned(2)
5% Stockholders
Eastern Capital Limited	9,407,734(3)	48.0%
Lincoln Park Capital	2,874,444(4)	14.0%
LH Financial Services Corp.	1,944,443(5)	9.4%
Iroquois Capital Management, LLC	1,711,111(6)	8.6%
Directors
Robert B. Kay	518,096(7)	2.8%
Glenn Chang	52,215(8)	0.3%
Arthur Y. Elliott, Ph.D.	42,000(9)	0.2%
John McKey, Jr.	109,656(10)	0.6%
Seymour Flug	30,000(9)	0.2%
General James T. Hill	52,500(11)	0.3%
Philip K. Russell, M.D.	42,000(9)	0.2%
Other Executive Officers
Robert L. Erwin	315,000(9)	1.7%
Terence E. Ryan, Ph.D.	30,000(9)	0.2%
James Mullaney	5,000(9)	—%
All current directors and executive officers as a group (10 persons)	1,196,467(12)	6.4%

(1)
The address of Eastern Capital Limited (“Eastern”) is Box 31363, Grand Cayman, E9 KY1 1206. The address of Lincoln Park Capital is c/o Lincoln Park Capital Fund, LLC, 440 North Wells Street, Suite 410, Chicago, IL 60654. The address of LH Financial Services Corp. is 150 Central Park South, New York, NY 10019. The address of Iroquois Capital Management, LLC is 641 Lexington Avenue, New York, NY 10022. The address of each of our directors and executive officers is c/o iBio, Inc., 600 Madison Avenue, Suite 1601, New York, New York 10022-1737.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of our common stock. On November 9, 2018, there were 18,636,792 shares of common stock outstanding. Shares of common stock issuable under stock options that are exercisable within 60 days after November 9, 2018 are deemed outstanding and are included for purposes of computing the number of shares owned and percentage ownership of the person holding the option but are not deemed outstanding for computing the percentage ownership of any other person.

(3)
Includes (i) 8,457,734 shares of common stock and (ii) 950,000 shares of common stock underlying convertible Series B Convertible Preferred Stock. Does not include 5,477,777 shares of common stock underlying Series B Convertible Preferred Stock as Eastern Capital Limited is limited to beneficial ownership of 48% by agreement.

(4)
Includes (i) 500,000 shares of common stock, (ii) 430,000 shares of common stock held by Lincoln Park Capital, of which Mr. Sheinfeld is the managing manager, and (iii) 1,944,443 shares of common stock underlying Series A Convertible Preferred Stock held by Lincoln Park Capital.

(5)
All shares listed are shares of common stock underlying convertible Series A Convertible Preferred Stock.

(6)
Includes 350,000 shares of common stock and 1,361,111 shares of common stock underlying convertible Series A Convertible Preferred Stock held by Iroquois Capital Management, LLC.

(7)
Includes (i) 21,133 shares of common stock, (ii) 81,963 shares of common stock held by EVJ LLC, of which Mr. Kay is the manager, and (iii) 415,000 shares of common stock underlying vested stock options held by Mr. Kay.

(8)
Includes (i) 1,215 shares of common stock and (ii) 51,000 shares of common stock underlying vested stock options.

(9)
All shares listed are shares of common stock underlying vested stock options.

(10)
Includes (i) 48,656 shares of common stock and (ii) 61,000 shares of common stock underlying vested stock options.

(11)
Includes (i) 1,500 shares of common stock and (ii) 51,000 shares of common stock underlying vested stock options.

(12)
Consists of  (i) 154,467 shares of common stock and (ii) 1,042,000 shares of common stock underlying vested stock options.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
The policy our Board of Directors is to review with management and our independent registered public accounting firm any related party transactions brought to the Board’s attention which could reasonably be expected to have a material impact on our financial statements. The Company’s practice is for management to present to the Board of Directors each proposed related party transaction, including all relevant facts and circumstances relating thereto, and to update the Board of Directors as to any material changes to any approved related party transaction. In connection with this requirement, each of the transactions or relationships disclosed below were disclosed to and approved by our Board of Directors. In addition, transactions involving our directors and their affiliated entities were disclosed and reviewed by our Board of Directors in its assessment of our directors’ independence requirements.
Transactions with Eastern Capital Limited and its Affiliates
On January 13, 2016, we entered into a share purchase agreement with Eastern, which was amended as of February 25, 2016 (as amended, the “6.5M Purchase Agreement”). Pursuant to the 6.5M Purchase Agreement, Eastern agreed to purchase 650,000 shares of our common stock (the “Eastern Shares”), for a purchase price of  $6.22 per share (adjusted for the Company’s one-for-ten reverse stock split effective June 8, 2018), subject to the approval of our stockholders. Our stockholders approved the issuance of such shares at our 2015 Annual Meeting.
On the same day that we entered into the 6.5M Purchase Agreement, we also entered into a separate share purchase agreement pursuant to which Eastern agreed to purchase 350,000 shares of our common stock (the “3.5M Purchase Agreement”) for a purchase price of  $6.22 per share (adjusted for the Company’s one-for-ten reverse stock split effective June 8, 2018) (the “3.5M Purchase Agreement”) (together with the 6.5M Purchase Agreement, the “Eastern Purchase Agreements”). Stockholder approval was not required for the issuance of the 350,000 shares of our common stock pursuant to the 3.5M Purchase Agreement and the sale of those shares was completed on January 25, 2016.
Simultaneously with the issuance of shares under the 3.5M Purchase Agreement, Eastern exercised warrants, dated April 26, 2013, which Eastern acquired previously, to purchase 178,400 shares of common stock for a purchase price of  $5.30 per share.
Concurrently with the execution of the Eastern Purchase Agreements, we entered into a contract manufacturing joint venture with affiliates of Eastern to develop and manufacture plant-made pharmaceuticals through iBio’s recently formed subsidiary, iBio CDMO LLC (“iBio CDMO”). Bryan Capital Investors LLC (“Bryan Capital Investors”), an affiliate of Eastern, contributed $15.0 million in cash to iBio CDMO, for a 30% interest in iBio CDMO. iBio granted to iBio CDMO a royalty bearing, non-exclusive license to use our proprietary technologies for research purposes and an exclusive U.S. license for manufacturing purposes and retained a 70% equity interest in iBio CDMO. iBio retains all other rights in its intellectual property, including the rights to commercialize products based on our proprietary technology.
On February 23, 2017, we entered into an Exchange Agreement with Bryan Capital Investors, the Eastern Affiliate, pursuant to which we acquired substantially all of the interest in iBio CDMO held by the Eastern Affiliate and issued to Bryan Capital Investors one share of our newly created iBio CMO Preferred Tracking Stock, par value $0.001 per share (the “Preferred Tracking Stock”), in exchange for 29,990,000 units of limited liability company interests of iBio CDMO held by Bryan Capital Investors at an original issue price of  $13 million. After giving effect to the transactions contemplated in the Exchange Agreement, we own 99.99% of iBio CDMO and Bryan Capital Investors owns 0.01% of iBio CDMO. iBio has the right to appoint a majority of the members of the Board of Managers that manages the iBio CDMO joint venture. Specified material actions by the joint venture require the consent of iBio and Bryan Capital Investors.
As part of the transactions between Eastern and the Company, Eastern entered into a three-year standstill agreement (the “Standstill Agreement”) that restricts additional acquisitions of our common stock by Eastern and its controlled affiliates to limit its beneficial ownership of our outstanding shares of common stock to a maximum of 38% (the “Eastern Beneficial Ownership Limitation”), absent approval by a majority of our Board of Directors. With respect to the Standstill Agreement, our Board of Directors, acting unanimously, invited Bryan Capital Investors to enter into the Exchange Agreement described above and approved the issuance of one share of our Preferred Tracking Stock to Bryan Capital Investors.
On November 27, 2017, the Company’s Board of Directors authorized the Company’s Chief Executive Officer to invite Eastern to purchase shares in the November 2017 public offering described above, provided that such purchase did not result in Eastern being the beneficial owner of more than 40% of the aggregate number of shares the Company’s outstanding common stock rather than the limit of 38% set forth in the Standstill Agreement. As of the date of the filing of this proxy statement, Eastern beneficially owned approximately 40% of our outstanding shares of common stock.
On June 26, 2018, the Company closed its previously announced public offering (the “Offering”) of (i) 4,350,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of  $0.90 per Share, (ii) 6,300 shares (the “Series A Preferred Shares”) of the Company’s newly designated Series A Convertible Preferred Stock, $0.001 par value (the “Series A Preferred Stock”) at the public offering price of  $1,000 per Series A Preferred Share, and (iii) 5,785 shares (the “Series B Preferred Shares”) of the Company’s newly designated Series B Convertible Preferred Stock, $0.001 par value (the “Series B Preferred Stock”) at the public offering price of  $1,000 per Series B Preferred Share.
In connection with the Offering, on June 26, 2018, the Company entered into an amendment (the “Amendment”) to the 6.5M Purchase Agreement, dated January 13, 2016, with Eastern. The Amendment increases the Eastern Beneficial Ownership Limitation to 48% and extends the restrictions under the Standstill Provision until June 26, 2020. In accordance with the terms of the Standstill Provision, as amended, the Company’s Board of Directors duly authorized the Company’s Chief Executive Officer to offer Eastern to purchase shares in the Offering, provided that, when taken together with all other equity securities of the Company beneficially owned by Eastern and its controlled affiliates following consummation of the Offering, Eastern and its controlled affiliates would not beneficially own more than 48% of the aggregate number of shares of Common Stock outstanding as of the closing of the Offering, including all shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock, and provided, further, that Eastern agreed to extend the standstill restrictions for two (2) additional years beginning with the date of Eastern’s or its controlled affiliate’s purchase of securities in the Offering.
Eastern does not have a right to appoint a director designee or any other special rights with respect to our management and affairs aside from its ability to vote the shares of common stock that it owns as it determines. Eastern has not been granted any board, management or special voting rights in connection with the transactions contemplated in the Purchase Agreements.
Capital Lease with Largest Stockholder
In connection with the joint venture, the Eastern Affiliate granted iBio CDMO a 34-year capital lease of a 139,000-square foot Class A life sciences building in Bryan, Texas located on land owned by the Texas A&M system, designed and equipped for plant-made manufacture of biopharmaceuticals. iBio CDMO began operations at the facility on December 22, 2015 pursuant to agreements between iBio CDMO and the Eastern Affiliate granting iBio CDMO temporary rights to access the facility. These temporary agreements were superseded by a capital lease agreement entitled the Sublease Agreement, dated January 13, 2016, between iBio CDMO and the Eastern Affiliate (the “Sublease”). The 34-year term of the Sublease may be extended by iBio CDMO for a ten-year period, so long as iBio CDMO is not in default under the Sublease. Under the Sublease, iBio CDMO is required to pay base rent at an annual rate of $2,100,000, paid in equal quarterly installments on the first day of each February, May, August and November. The base rent is subject to increase annually in accordance with increases in the Consumer Price Index. The base rent under the Eastern Affiliate’s ground lease for the property is subject to adjustment, based on an appraisal of the property, in 2030 and upon any extension of the ground lease. The base rent under the Sublease will be increased by any increase in the base rent under the ground lease as a result of such adjustments. In addition to the base rent, iBio CDMO is required to pay, for each calendar year during the term, a portion of the total gross sales for products manufactured or processed at the facility, equal to

7% of the first $5,000,000 of gross sales, 6% of gross sales between $5,000,001 and $25,000,000, 5% of gross sales between $25,000,001 and $50,000,000, 4% of gross sales between $50,000,001 and $100,000,000, and 3% of gross sales between $100,000,001 and $500,000,000. However, if for any calendar year period from January 1, 2018 through December 31, 2019, iBio CDMO’s applicable gross sales are less than $5,000,000, or for any calendar year period from and after January 1, 2020, its applicable gross sales are less than $10,000,000, then iBio CDMO is required to pay the amount that would have been payable if it had achieved such minimum gross sales and shall pay no less than the applicable percentage for the minimum gross sales for each subsequent calendar year. iBio CDMO is responsible for all costs and expenses in connection with the ownership, management, operation, replacement, maintenance and repair of the property under the Sublease. General and administrative expenses related to the Affiliate were approximately $852,000 and $724,000 for the years ended June 30, 2018 and 2017, respectively. Interest expense incurred under the capital lease obligation amounted to $1,915,000 and $1,928,000 for the years ended June 30, 2018 and 2017, respectively.
Research and Development Services Vendor
In January 2012, the Company entered into an agreement with Novici in which iBio’s President is a minority stockholder. Novici performs technology development services for iBio, including laboratory feasibility analyses of gene expression, protein purification and preparation of research samples. The accounts payable balance includes amounts due to Novici of approximately $181,000 and $87,000 at June 30, 2018 and 2017, respectively. Research and development expenses related to Novici were approximately $877,000 and $957,000 for the years ended June 30, 2018 and 2017, respectively.
Limitation of Liability of Officers and Directors and Indemnification
Our certificate of incorporation, as amended, provides for indemnification of our officers and directors to the extent permitted by Delaware law, which generally permits indemnification for actions taken by officers or directors as our representatives if the officer or director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the corporation.
As permitted under Delaware law, the By-laws contain a provision indemnifying directors against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with an action, suit or proceeding if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of our Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.
Historical Relationship with Integrated BioPharma, Inc.
We were a subsidiary of Integrated BioPharma, Inc. (“Integrated BioPharma”) from February 21, 2003 until August 18, 2008. On that date, Integrated BioPharma spun off iBio in a transaction that was intended to be a tax-free distribution to Integrated BioPharma and its U.S. stockholders. As part of that transaction, we entered into a number of agreements with Integrated BioPharma including an indemnification and insurance matters agreement and a tax responsibility allocation agreement. The agreements are described below.
Indemnification.   In general, under the indemnification and insurance matters agreement, we agreed to indemnify Integrated BioPharma, its affiliates and each of its and their respective directors, officers, employees, agents and representatives from all liabilities that arise from:
•
any breach by us of the separation and distribution agreement or any ancillary agreement;

•
any of our liabilities reflected on our consolidated balance sheets included in the information statement relating to the spin-off;

•
our assets or businesses;

•
the management or conduct of our assets or businesses;

•
the liabilities allocated to or assumed by us under the separation and distribution agreement, the indemnification and insurance matters agreement or any of the other ancillary agreements;

•
various on-going litigation matters in which we are named defendant, including any new claims asserted in connection with those litigations, and any other past or future actions or claims based on similar claims, facts, circumstances or events, whether involving the same parties or similar parties, subject to specific exceptions;

•
claims that are based on any violations or alleged violations of U.S. or foreign securities laws in connection with transactions arising after the distribution relating to our securities and the disclosure of financial and other information and data by us or the disclosure by Integrated BioPharma as part of the distribution of our financial information or our confidential information; or

•
any actions or claims based on violations or alleged violations of securities or other laws by us or our directors, officers, employees, agents or representatives, or breaches or alleged breaches of fiduciary duty by our Board of Directors, any committee of our Board or any of its members, or any of our officers or employees.

Integrated BioPharma agreed to indemnify us and our affiliates and our directors, officers, employees, agents and representatives from all liabilities that arise from:
•
any breach by Integrated BioPharma of the separation and distribution agreement or any ancillary agreement;

•
any liabilities allocated to or to be retained or assumed by Integrated BioPharma under the separation and distribution agreement, the indemnification and insurance matters agreement or any other ancillary agreement;

•
liabilities incurred by Integrated BioPharma in connection with the management or conduct of Integrated BioPharma’s businesses; and

•
various ongoing litigation matters to which we are not a party.

Integrated BioPharma is not obligated to indemnify us against any liability for which we are also obligated to indemnify Integrated BioPharma. Recoveries by Integrated BioPharma under insurance policies will reduce the amount of indemnification due from us to Integrated BioPharma only if the recoveries are under insurance policies Integrated BioPharma maintains for our benefit. Recoveries by us will in all cases reduce the amount of any indemnification due from Integrated BioPharma to us.
Under the indemnification and insurance matters agreement, a party has the right to control the defense of third-party claims for which it is obligated to provide indemnification, except that Integrated BioPharma has the right to control the defense of any third-party claim or series of related third-party claims in which it is named as a party whether or not it is obligated to provide indemnification in connection with the claim and any third-party claim for which Integrated BioPharma and we may both be obligated to provide indemnification. We may not assume the control of the defense of any claim unless we acknowledge that if the claim is adversely determined, we will indemnify Integrated BioPharma in respect of all liabilities relating to that claim. The indemnification and insurance matters agreement does not apply to taxes covered by the tax responsibility allocation agreement.
Offset.   Integrated BioPharma is permitted to reduce amounts it owes us under any of our agreements with Integrated BioPharma, by amounts we may owe to Integrated BioPharma under those agreements.
Assignment.   We may not assign or transfer any part of the indemnification and insurance agreement without Integrated BioPharma’s prior written consent. Nothing contained in the agreement restricts the transfer of the agreement by Integrated BioPharma.

Tax Responsibility Allocation Agreement
In order to allocate our responsibilities for taxes and certain other tax matters, we and Integrated BioPharma entered into a tax responsibility allocation agreement prior to the date of the distribution. Under the terms of the agreement, with respect to consolidated federal income taxes, and consolidated, combined and unitary state income taxes, Integrated BioPharma will be responsible for, and will indemnify and hold us harmless from, any liability for income taxes with respect to taxable periods or portions of periods ending prior to the date of distribution to the extent these amounts exceed the amounts we have paid to Integrated BioPharma prior to the distribution or in connection with the filing of relevant tax returns. Integrated BioPharma is also responsible for, and will indemnify and hold us harmless from, any liability for income taxes of Integrated BioPharma or any member of the Integrated BioPharma group (other than us) by reason of our being severally liable for those taxes under U.S. Treasury regulations or analogous state or local provisions. Under the terms of the agreement, with respect to consolidated federal income taxes, and consolidated, combined and unitary state income taxes, we are responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for our income taxes for all taxable periods, whether before or after the distribution date. With respect to separate state income taxes, we are also responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for income taxes with respect to taxable periods or portions of periods beginning on or after the distribution date. We are also responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for our non-income taxes and our breach of any obligation or covenant under the terms of the tax responsibility allocation agreement, and in certain other circumstances as provided therein. In addition to the allocation of liability for our taxes, the terms of the agreement also provide for other tax matters, including tax refunds, returns and audits.

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. CohnReznick LLP was engaged as our principal accounting firm in October 2009. Representatives of CohnReznick LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of CohnReznick LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of CohnReznick LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our company’s and our stockholders’ best interests.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting will be required to ratify the selection of CohnReznick LLP.
The Board of Directors believes that the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019 is in our best interest and the best interests of our stockholders and therefore recommends a vote “FOR” this proposal.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*
The Audit Committee has prepared the following report on its activities with respect to our audited financial statements for the year ended June 30, 2018.
Our management is responsible for the preparation, presentation and integrity of our financial statements and is also responsible for maintaining appropriate accounting and financial reporting practices and policies. Management is also responsible for establishing and maintaining adequate internal controls and procedures designed to provide reasonable assurance that we are in compliance with accounting standards and applicable laws and regulations.
CohnReznick LLP, our independent registered public accounting firm for the year ended June 30, 2018, is responsible for expressing opinions on the conformity of our audited financial statements with accounting principles generally accepted in the United States.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2018 with our management. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with our independent registered public accounting firm the firm’s independence.
The following table represents aggregate fees billed to us by CohnReznick LLP:
	For the Year Ended June 30,
	2018	2017
Audit Fees	$159,507	$158,700
Audit-related Fees	—	—
Tax Fees	—	—
Other Fees	70,244	1,090
Total Fees	$229,751	$159,790

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid CohnReznick LLP for professional services for the audit of our financial statements included in our Annual Reports on Form 10-K, review of our financial statements included in our Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings or engagements, consents and assistance with and review of our documents filed with the SEC.
Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has determined that the rendering of the services other than audit services by CohnReznick LLP is compatible with maintaining the principal accountant’s independence.

(*)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the 1934 Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 and selected CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019.
From the Audit Committee of iBio, Inc.
Glenn Chang
Seymour Flug

PROPOSAL 3 — ADVISORY VOTE ON COMPENSATION OF
EXECUTIVE OFFICERS (“SAY-ON-PAY”)
Background of Proposal
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC rules require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.
As previously reported, in an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers held at our 2013 Annual Meeting of Shareholders held on December 17, 2013, 23,434,027 shares voted for one year, 175,679 shares voted for two years, 14,494,461 shares voted for three years, and there were 61,561 abstentions and 17,653,046 broker non-votes.
SEC regulations state that we must hold these votes on frequency at least once every six years. In light of these voting results and other factors, our Board of Directors decided that we will hold an annual advisory vote on the compensation of our named executive officers. We will continue to hold annual advisory votes until our Board of Directors decides to hold the next shareholder advisory vote on the frequency of advisory votes.
Our executive compensation program is designed to align the interests of our stockholders and our executive officers. We use our executive compensation programs to attract, motivate, and retain our executive officers and to ensure that their efforts focus on the long-term performance of iBio. These officers are critical to the achievement of our current and longer term strategic and financial performance goals and objectives.
Our executive compensation program is comprised of cash compensation, in the form of fixed salary, and equity-based compensation. In addition, we provide our executive officers with benefits that are generally available to our salaried employees. We believe that offering our executive officers differing forms of compensation allows us to achieve varied objectives.
Cash compensation, for example, provides our executive officers with a guaranteed minimum base salary. We fix the base salary of each of our executive officers at a level that we believe enables us to hire and retain individuals in a competitive environment and reward individual performance and contribution to our overall business goals.
Our equity-based compensation is effected through a stock option program. This is the primary means of linking our named executive officers’ compensation and the long-term performance of iBio. The stock option program encourages a long-term focus from our executives by using a multi-year minimum vesting requirement for stock options and creates an ownership culture that helps unify the interests of our executives and stockholders.
As noted above, we view the components of our executive officer compensation as related but distinct. Although our Board of Directors does review total compensation, it does not believe that compensation derived from one component of compensation should negate or reduce compensation from other components. Neither our Board of Directors nor our Compensation Committee has adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and equity-based compensation, or among different forms of compensation. This is due to the small size of our executive officer team and the need to tailor each executive officer’s award to attract and retain that executive officer.
Additional details about our executive compensation program, including information about compensation for our named executive officers for the fiscal year ended June 30, 2018, are described under the “Executive Compensation” section of this proxy statement.
We are asking our stockholders to indicate their support for our executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our executive officers. This vote is not intended to address any specific item of compensation, but rather to evaluate the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the following resolution is submitted for a vote by our stockholders at the annual meeting:
“RESOLVED, that the stockholders of iBio, Inc. hereby APPROVE, on an advisory basis, the compensation paid to its named executive officers, as disclosed in the Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the narrative discussion that accompany the compensation tables.”
This say-on-pay vote is advisory, and therefore not binding on us, the Compensation Committee or our Board of Directors. However, our Board and our Compensation Committee value the opinion of our stockholders and will consider our stockholders’ opinion when making future compensation decisions for our named executive officers.
Our Board of Directors recommends that stockholders vote to approve the compensation of our named executive officers by voting “FOR” this proposal.

PROPOSAL 4 — APPROVAL OF 2018 OMNIBUS EQUITY INCENTIVE PLAN
Background
On August 12, 2008, the Company adopted the iBioPharma 2008 Omnibus Equity Incentive Plan (the “2008 Plan”) for employees, officers, directors and external service providers, and since its adoption, the Company has been granting equity awards pursuant to the 2008 Plan. The 2008 Plan had a term of ten (10) years and, as a result, the 2008 Plan expired by its terms on August 12, 2018. In light of the expiration of the 2008 Plan, the Company does not have a vehicle for providing equity incentives to Company employees and other service providers. Therefore, the shareholders are being asked to approve the iBio, Inc. 2018 Omnibus Equity Incentive Plan (the “2018 Plan”), a copy of which is attached to this proxy statement as Appendix A.
As of its expiration date, a total of 136,250 shares were unissued under the 2008 Plan. In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute our business plans, and to implement the one-time Option Exchange (as such term is defined in Proposal #5 of this Proxy Statement), the Company is asking the shareholders to approve the adoption of the 2018 Plan and the authorization of 3,500,000 shares for issuance thereunder. Based on estimated usage, the Company believes the 2018 Plan share reserve will provide the Compensation Committee with sufficient shares for our equity compensation program until our 2020 Annual Meeting.
On November 9, 2018, the Board adopted, subject to shareholder approval, the 2018 Plan. Like the 2008 Plan, the 2018 Plan provides for the grant of incentive stock options, nonqualified stock options and restricted stock. The total number of shares authorized for issuance under the 2018 Plan is 3,500,000. Of this number, 1,015,313 shares will be available to be used in the Option Exchange, if our stockholders approve Proposal No. 5 of this Proxy Statement and the Option Exchange is implemented, and 2,484,687 shares will be available for future issuance under the 2018 Plan terms. Unless sooner terminated, the 2018 Plan carries a 10-year term and will expire on November 9, 2028.
Summary of 2018 Plan Features
Purpose
The purpose of the 2018 Plan is to promote the success and enhance the value of the Company by linking the personal interests of the participants to those of the Company’s shareholders, and by providing participants with an incentive for outstanding performance. The 2018 Plan is further intended to provide flexibility to the Company in its ability to attract, motivate and retain the services of participants upon whose judgment, interest and special effort the success of the Company is substantially dependent.
Administration
The 2018 Plan will be administered by our board of directors. To the extent consistent with our certificate of incorporation, bylaws and applicable law, our board of directors has the authority to grant awards and adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2018 Plan and to interpret the provisions of the 2018 Plan. Pursuant to the terms of the 2018 Plan, our board of directors may delegate its authority under the 2018 Plan to one or more committees, each consisting of one more members of the board of directors.
Stock Subject to 2018 Plan
The total number of shares of common stock reserved under the 2018 Plan is 3,500,000, all of which are available for issuance as incentive stock options under Section 422 of the Code. Subject to the express provisions of the 2018 Plan, if any award granted under the 2018 Plan terminates, expires, or lapses for any reason, or is paid in cash, any stock subject to or surrendered for such award will again be stock available for the grant of an award under the 2018 Plan. In the event that any shares are tendered or withheld to pay the exercise price of an option (for example, through a broker-assisted “cashless” exercise of an option), then the shares so tendered or withheld shall be added to the shares available for grant under the 2018 Plan. In the event that any shares are tendered or withheld to satisfy a tax withholding obligation arising in connection with an award, then the shares so tendered or withheld shall be added to the shares available for grant under the 2018 Plan.

Eligibility and Participation
All employees, officers, non-employee directors of, and certain consultants to, the Company or an affiliate, as determined by the board of directors, are eligible to participate in the 2018 Plan. In addition, prospective employees, consultants and non-employee directors are eligible to participate in the 2018 Plan but no portion of any such award will vest, become exercisable, be settled or become effective prior to the date on which such individual begins providing services to the Company.
Types of Awards Available Under the 2018 Plan
The following types of awards may be granted pursuant to the 2018 Plan: incentive stock options, nonqualified stock options, and restricted stock.
Stock Options.   The 2018 Plan permits the granting of  (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The option exercise price of each incentive stock option will be determined by our board of directors but may not be less than 100% of the fair market value of the common stock on the date of grant (110% of fair market value for employees who are also 10% shareholders). Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors, consultants and advisors. The option exercise price of each non-qualified stock option will be determined by our board of directors but may not be less than 100% of the fair market value of the common stock on the date of grant fair market value for these purposes is the closing price (for the primary trading session) of our common stock on the NYSE American on the date of grant.
The term of each option will be fixed by our board of directors and may not exceed ten years from the date of grant. Our board of directors will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by our board of directors. In general, unless otherwise permitted by our board of directors, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash or by cash equivalents acceptable to our board of directors. To the extent permitted under applicable law and provided for in the applicable option agreement or approved by our board of directors, in its sole discretion, the exercise price may be paid by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee. Additionally, to the extent provided in the applicable option agreement or approved by our board of directors, the exercise price may also be delivered to the Company (1) by a broker pursuant to irrevocable instructions to the broker from the optionee or by delivery to the Company of a full recourse promissory note with such other terms and conditions as determined by our board of directors or (2) by using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.
To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.
Restricted Stock.   The 2018 Plan permits our board of directors to award shares of common stock to participants subject to such conditions and restrictions as our board of directors may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued service to iBio through a specified restricted period.
Restrictions
The board of directors may impose such restrictions on any awards under the 2018 Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Company’s common stock is then listed and under any blue sky or state securities law applicable to the awards.

Change in Control
To the extent that a change of control occurs in connection with a reorganization and the acquiring or succeeding company fails to assume or substitute substantially equivalent awards, all outstanding shares of restricted stock will either vest and all restrictions on such shares will lapse immediately prior to the occurrence of the change of control or such awards will be cancelled and in lieu thereof the per share price paid to holders of common stock in the reorganization will be paid to the 2018 Plan participants with cancelled restricted stock awards. With respect to outstanding options in the case of a reorganization that constitutes a “change in control,” our board of directors may take either of the following two actions. Not less than 15 days prior to the occurrence of the reorganization event, our board of directors may accelerate the vesting of all options which will remain exercisable for a 15 day period. Alternatively, our board of directors may, in its sole discretion cancel the outstanding options and pay or deliver in lieu thereof cash or securities having a value equal to the excess, if any, of  (A) the per share price to be paid to holders of common stock in the reorganization event multiplied by the number of shares of common stock subject to the participant’s awards over (B) the aggregate exercise price of all such outstanding awards and any applicable tax withholdings, in exchange for the termination of such awards.
Non-Transferability
Unless otherwise determined by the board of directors, no award granted under the 2018 Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or, if authorized by the board of directors, to certain family members in a not-for-value transfer, or, if applicable, until the termination of any restricted or performance period as determined by the board of directors.
Adjustment Provisions
Except to the extent provided in an award agreement or otherwise agreed by the participant, the 2018 Plan requires that our board of directors make appropriate adjustments to the number of shares of common stock that are subject to the 2018 Plan and to any outstanding awards to reflect stock dividends and distributions, stock splits, recapitalizations, reclassifications, combination of shares, exchange of shares or other increases or decreases in the iBio common stock that is effected without receipt of consideration by iBio, including a reorganization, consolidation or merger. Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Code. Further, any adjustments made shall be made consistent with the requirements of Section 409A of the Code.
Clawback
Every award granted under the 2018 Plan is subject to potential forfeiture or recovery to the fullest extent called for by law, any applicable listing standard, or any clawback policy that may be adopted by the Company from time to time, including, without limitation, any clawback policy adopted to comply with the final rules issued by the Securities and Exchange Commission (“SEC”) and any listing standards to adopted by the NYSE American pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Amendment, Modification and Termination of 2018 Plan
Our board of directors may at any time amend, suspend or terminate the Plan. No amendment, suspension or termination of the 2018 Plan shall alter or impair the rights or obligations arising under any award previously made under the 2018 Plan unless the consent of the participant has been obtained. An amendment to the 2018 Plan shall be contingent upon approval by the Company’s stockholders only to the extent required by applicable law, regulation or rule. As required under the rules of the NYSE American, any amendments that materially change the terms of the 2018 Plan will be subject to approval by our stockholders.
Tax Withholding
Participants in the 2018 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or vesting of restricted stock awards. iBio has the right to deduct from any payments due to a participant any federal state or local taxes that are due upon exercise of options or vesting of restricted stock awards. With the prior approval of our board of directors, a participant may satisfy the amounts required to be withheld by making payment of such amounts, delivering to the Company shares of common stock that have a fair market value equal to amounts required to be withheld or by authorizing the Company to withhold shares of stock otherwise payable to the participant pursuant to the exercise or vesting.
Federal Income Tax Information
The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2018 Plan based on federal income tax laws in effect on November 9, 2018. This summary is not intended to be exhaustive and does not describe state or local tax consequences. As a general rule, a participant will not recognize taxable income with respect to any award at the time of grant except in the case of a participant who receives a restricted stock grant and makes the timely election permitted by Section 83(b) of the Code.
Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock (where no 83(b) election is made), the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment. Subject to the deduction limitations of Section 162(m) of the Code, the Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.
A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock’s fair market value over the exercise price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements of the Code and the tax consequences described for nonqualified stock options will apply.
If certain awards fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by our board of directors. The Company intends (but cannot and does not guarantee) that awards granted under the 2018 Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the 2018 Plan in such a manner.
Tax Consequences to the Company or Its Affiliates
To the extent that an grantee recognizes ordinary income in the circumstances described above, the Company or the affiliate for which the employee performs services will, subject to the deduction limitations of Section 162(m) of the Code, be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code.
New Plan Benefits Table
The issuance of any awards under the 2018 Plan will be at the discretion of our board of directors. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.
However, we are asking our stockholders to approve an amendment to our 2008 Omnibus Equity Incentive Plan (the “2008 Plan”) to allow for a one-time stock option exchange program as described in Proposal 5 (the “Option Exchange”). If the amendment is to the 2008 Plan is approved by our stockholders, we anticipate that 1,015,313 shares of common stock reserved under the 2018 Plan will be issued in exchange for outstanding options under the 2008 Plan, as described in more detail in Proposal 5.

Vote Required for Approval
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting will be required to approve the 2018 Omnibus Equity Incentive Plan.
Our Board of Directors believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, our Board believes that approval of the 2018 Omnibus Equity Incentive Plan is in our best interests and the best interests of our stockholders and therefore recommends a vote “FOR” this proposal.

PROPOSAL 5 — APPROVAL OF AMENDMENT TO OUR 2008 OMNIBUS
EQUITY INCENTIVE PLAN, AS AMENDED, TO PERMIT A ONE-TIME
OPTION EXCHANGE
Background
Our Board of Directors unanimously recommends that you approve an amendment to our 2008 Omnibus Equity Incentive Plan, as previously amended and restated (the “2008 Plan”) to allow for a one-time stock option exchange program as outlined below (the “Option Exchange”). You are being asked to approve an amendment to the 2008 Plan the full text of which is included in Appendix B.
Prior to the expiration of the 2008 Plan, we issued stock options under the 2008 Plan as a means of attracting, motivating and retaining employees and directors over time to promote the Company’s long-term financial and strategic success. All of our outstanding stock options have exercise prices that are higher than the current market price of our Common Stock (such options defined hereafter as “Underwater Options”). As a result, our Board of Directors has determined that these stock options have little or no current value as an incentive to retain and motivate our current employees and directors or attract new employees or directors and that it would be in the best interests of the Company and its stockholders to amend the 2008 Plan to allow us to authorize and conduct an Option Exchange, under which the Company would offer eligible employees and non-employee directors (“Eligible Option Holders”) the opportunity to exchange certain eligible Underwater Options on a four-for-three basis for new stock options (“Replacement Options”) for all Eligible Option Holders, so that for each four shares of common stock subject to an Underwater Option, the option holder will receive a Replacement Option to purchase three shares under the 2018 Plan. In other words, the maximum Replacement Options available to be issued shall equal 75% of the total Underwater Options eligible for the Exchange and the remaining Underwater Options tendered will be forfeited. Eligible Underwater Options are any options held by Eligible Option Holders that are outstanding under our equity incentive compensation plans that have an exercise price greater than the closing price per share of our Common Stock on the NYSE American on the grant date of the Replacement Options. To participate in the Option Exchange, Eligible Option Holders must exchange all of their eligible Underwater Options for Replacement Options.
The Replacement Options would be issued under and be subject to the terms of the 2018 Plan, if our stockholders approve Proposal No. 4 described in this proxy statement, and the terms and conditions of the Company’s award agreements. The Replacement Options would have an exercise price equal to the closing price per share of our common stock on the NYSE American on the date of grant. The Replacement Options will have a five year term, and will vest one year after the date of grant. Generally, the Underwater Options have been scheduled to vest over four years following the recipient’s employment start date or the date of grant. As of November 9, 2018, approximately 91% of the shares covered by the Underwater Options already were vested. All other terms and conditions of the new stock options will generally be consistent with the terms and conditions of the Company’s standard time-vesting stock option grants. Our Board of Directors believes that the proposed Option Exchange would create better incentives for employees and directors to remain with the Company and contribute to the attainment of our business and financial objectives.
The 2008 Plan does not currently permit us to undertake any stock option exchange program, unless the exchange is approved by our stockholders. Therefore, our Board of Directors has amended the 2008 Plan to permit the proposed Option Exchange subject to stockholder approval of the amendment to the 2008 Plan. By approving Proposal No. 5, you would allow us to authorize and conduct the Option Exchange with respect to all eligible Underwater Options currently held by Eligible Option Holders. If approved by our stockholders, as of November 9, 2018, approximately 44 option holders would be eligible to participate in the Option Exchange, including our executive officers and non-employee directors. While the features of the Option Exchange are expected to be materially similar to the terms described in this proposal, our Board of Directors and Compensation Committee will have the discretion to change the terms of the Option Exchange to take into account a change in law or local regulations. In particular, employees based in certain countries may not be eligible to participate in the Option Exchange because local tax and regulatory regimes or other factors such as expense, complexity, administrative burden or similar considerations prevent us from achieving our goals with respect to these countries

Rationale for the Option Exchange
Since the beginning of our 2017 fiscal year, we have experienced a decline in our stock price that we attribute to a variety of circumstances, primarily and most notably due to the conduct that is the subject of the Company’s litigation against its former research and development contractor. Cash compensation for our employees and non-employee directors has been managed conservatively (and maintained below industry levels) to conserve capital until the company achieves its target revenues and profits, so stock options have been and will continue to be an important part of total compensation in order to obtain and retain employees, senior management and board members.
The 30-day trailing average stock price of our common stock as of November 9, 2018 was $0.83. The weighted average exercise price of our outstanding options is $12.01.
The option exchange offers a reasonable, balanced and meaningful incentive for our employees.   As of November 9, 2018, all of the outstanding stock options held by our officers, employees and non-employee directors were Underwater Options. We believe that these Underwater Options no longer represent effective incentives to motivate or help retain many of our employees and other service providers. By exchanging significantly underwater stock options for a lesser number of Replacement Options with lower exercise prices, we believe that the Option Exchange will aid both motivation and retention of those persons participating in the Option Exchange, while better aligning the interests of our employees and directors with the interests of our shareholders.
The option exchange will enable us to recapture value from compensation costs that we are already incurring that have very little motivational impact.   We believe it is not an efficient use of our resources to recognize compensation expense on options that are not perceived by our employees to provide value. Under applicable accounting rules, we are required to recognize current compensation expense related to these awards, even if these awards are never exercised because they are underwater. By replacing Underwater Options that have relatively little retentive or incentive value with a lesser number of new options with an exercise price equal to the greater of the closing price of our common stock on the grant date for Replacement Options, we can increase both retention and incentive value.
The option exchange will reduce our equity award overhang.   Underwater Options are not likely to be exercised, but not only do they have little or no retention value, they also remain part of our total number of outstanding options, or issued overhang, until they are exercised, expire or are cancelled. Because officers, employees and non-employee directors who participate in the Option Exchange will receive a lesser number of Replacement Options in exchange for their surrendered Underwater Options, the number of shares of common stock subject to all outstanding equity awards will be reduced, thereby reducing our issued overhang. At the same time, we will eliminate our most ineffective options that are currently outstanding. Based on the assumptions described herein, if all eligible Underwater Options are exchanged, options to purchase approximately 1,353,750 shares would be surrendered and cancelled, while new options covering approximately 1,015,313 shares will be granted, resulting in an approximate 25% reduction in our equity award overhang.
The option exchange will decrease pressure for additional grants.   If we are unable to conduct a program in which Underwater Options with low incentive value may be exchanged for stock options with higher motivation and retention value, we may find it necessary to issue significant additional stock options or other equity awards to employees above and beyond our ongoing equity grant practices in order to provide renewed incentive value to employees, assuming our stockholders approve the 2018 Plan described in Proposal No. 4 of this proxy statement. Any such additional grants would increase our overhang, as well as our compensation expense.
The option exchange will also decrease pressure for increased cash compensation.   To offset the reduced retentive power of the Underwater Options, we could instead increase base and target bonus cash compensation. However, significant increases in cash compensation would substantially increase our cash compensation expenses and reduce our cash flow from operations, which could adversely affect our business and operating results. In addition, these increases would not reduce our equity overhang and would not necessarily best align the interests of our employees with those of our shareholders.

Timing and Implementation
We will not commence the Option Exchange unless our stockholders approve:
•
an amendment to the 2008 Plan necessary to permit the Option Exchange pursuant to this Proposal No. 5, and

•
adoption of the 2018 Plan pursuant to Proposal No. 4 in this Proxy Statement

Implementation of the Option Exchange is dependent on approval of Proposal No. 4 because the Replacement Options would be issued under the 2018 Plan. If our stockholders approve this Proposal No. 5 and Proposal No. 4, we intend to commence the Option Exchange program as soon as practicable (but not later than twelve months) following the date of stockholder approval. We will retain discretion to revise specific Option Exchange program terms, consistent with the broad program parameters outlined in this proposal, prior to actual program implementation to account for any changes in our stock price or other factors relevant to the program. The Board will also retain discretion not to implement the Option Exchange for any reason. If our stockholders do not approve the Option Exchange and Proposal No. 5, eligible options will remain outstanding in accordance with their existing terms and the amendment to the 2008 Plan will not take effect.
If our stockholders approve this proposal and Proposal No. 4 and we determine to proceed with the Option Exchange, we will file an offer to exchange document with the SEC as part of a Tender Offer Statement on Schedule TO prior to commencement of the Option Exchange. Eligible option holders will have at least 20 business days in which to decide whether to participate in the Option Exchange on the terms and subject to the conditions set forth in the offer to exchange.
Material Terms of the Option Exchange
The following sections describe the material terms of the Option Exchange and the Replacement Options to be issued in the Option Exchange if such Option Exchange is approved by stockholders. Except as described below, all other terms and conditions of the Replacement Options will be determined pursuant to the 2018 Plan.
Eligible Option Holders
Eligible Option Holders will be current employees who hold eligible Underwater Options and remain employed through the date on which Replacement Options will be granted pursuant to the Exchange Offer and non-employee directors if they continue to serve on our Board through the date on which Replacement Options will be granted pursuant to the Exchange Offer.
We estimate that approximately 44 persons will be eligible to participate in the Option Exchange. Former officers, employees and directors at the time the Option Exchange begins will not be eligible to participate in the Option Exchange. A person who tenders his or her Eligible Exchange Options for exchange in the Option Exchange must remain employed by us, or one of our subsidiaries, or continue to serve on our Board of Directors, through the date that the Replacement Options are actually issued.
Eligible Underwater Options
Eligible Underwater Options are any options outstanding under our equity incentive compensation plans that have an exercise price greater than the closing price per share of our Common Stock on the NYSE American on the grant date of the Replacement Options. The Replacement Options would have an exercise price equal to the closing price per share of our common stock on the date of grant. The exercise price for the Replacement Options will be set on the grant date of the Replacement Options.
Lesser Number of Replacement Options
Replacement Options will be issued on a four-for-three basis, so that for each four shares of common stock subject to an Underwater Option, the option holder will receive a Replacement Option to purchase three shares under the 2018 Plan.
Vesting Schedule and Terms of the Replacement Options
The Replacement Options would have a five year term beginning with the date of the exchange, and would vest one year after the date of grant. Generally, the Underwater Options have been scheduled to vest over four years following the recipient’s employment start date or the date of grant, the majority of which are already fully-vested. Some of the recently granted Underwater Options are still unvested, so the Replacement Options will become fully vested at an earlier date than the exchanged Underwater Options. Unvested Underwater Options to purchase 5,000 shares of common stock held by our Chief Financial Officer, James P. Mullaney (out of 15,000 total options held by him), are scheduled to vest on March 1, 2020. If these options are exchanged for Replacement Options prior to March 1, 2019, the Replacement Options will vest prior to the date that the exchanged Underwater Options would have vested. Replacement Options that may be issued in exchange for options held by our other executive officers and directors will not become fully vested at an earlier date than their exchanged Underwater Options.
Mechanics of the Option Exchange
To participate in the Option Exchange, Eligible Option Holders must exchange all of their Eligible Exchange Options for Replacement Options if any are exchanged. The Replacement Options would be issued under and be subject to the terms of the 2018 Plan and the terms and conditions of the applicable award agreement. The shares of common stock underlying the surrendered options will not be available for future issuance under either the 2008 Plan or the 2018 Plan. Other terms and conditions of the Option Exchange will be set forth in the terms that will be provided to Eligible Option Holders at the commencement of the Option Exchange.
Option Exchange Benefits Table
The following table illustrates for each person and group specified, the number of Underwater Options held and the aggregate number of Replacement Options that would be granted under the 2018 Plan pursuant to the Option Exchange assuming that the Option Exchange is implemented as described herein, and all eligible Underwater Options are exchanged in the Option Exchange.
Name	Unexercised Options	Exercise Price	Number of Replacement Options
Executive Officers
Robert Kay	25,000	$2.00	18,750
Robert Kay	25,000	$6.60	18,750
Robert Kay	30,000	$17.30	22,500
Robert Kay	50,000	$30.70	37,500
Robert Kay	50,000	$30.70	37,500
Robert Kay	30,000	$19.60	22,500
Robert Kay	30,000	$11.00	22,500
Robert Kay	30,000	$5.00	22,500
Robert Kay	60,000	$10.00	45,000
Robert Kay	75,000	$17.20	56,250
Robert Kay	30,000	$4.00	22,500
Robert Erwin	25,000	$2.00	18,750
Robert Erwin	25,000	$6.60	18,750
Robert Erwin	30,000	$17.30	22,500
Robert Erwin	30,000	$19.60	22,500
Robert Erwin	30,000	$11.00	22,500
Robert Erwin	30,000	$5.00	22,500
Robert Erwin	60,000	$10.00	45,000
Robert Erwin	75,000	$17.20	56,250
Robert Erwin	30,000	$4.00	22,500
Terence Ryan	10,000	$13.80	7,500
Terence Ryan	10,000	$19.60	7,500

Name	Unexercised Options	Exercise Price	Number of Replacement Options
Terence Ryan	10,000	$17.20	7,500
James Mullaney	15,000	$4.00	11,250
Total Non-Executive Officer Director Group	301,000	$9.87(1)	225,750
Total Non-Executive Officer Employee Group	237,750	$13.82(1)	178,312

(1)
Weighted average exercise price.

U.S. Federal Income Tax Consequences
Based on U.S. federal income tax laws in effect on November 9, 2018, the Option Exchange should be treated as a non-taxable exchange for U.S. federal income tax purposes, and we and our participating Eligible Option Holders should recognize no income for U.S. federal income tax purposes upon the surrender of Underwater Options and grant of Replacement Options.
Upon exercise of a Replacement Option that is a NQSO, the Eligible Option Holder will recognize ordinary taxable income in an amount equal to the difference between the exercise price paid and the fair market value of the stock on the date of exercise. Subject to the deduction limitations of Section 162(m) of the Code, the Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the Eligible Option Holder.
An Eligible Option Holder who is granted an ISO will not recognize taxable income at the time of exercise. However, the excess of the acquired stock’s fair market value over the exercise price could be subject to the alternative minimum tax in the year of exercise. If stock acquired upon exercise of the ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the tax consequences described above for NQSOs will apply.
Accounting Treatment of Option Exchange
We account for share-based payments in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 718, Compensation — Stock Compensation (“ASC Topic 718”). Under ASC Topic 718, including the provisions of ASU 2017-09, we expect to recognize incremental compensation expense (or benefit) resulting from the Replacement Options granted in the Option Exchange. We use the Black-Scholes option pricing model to estimate the fair value of all stock options granted to employees and directors and have used that model in constructing the provisions of the Option Exchange.
The incremental compensation cost (benefit) will be measured as the excess (or deficit), if any, of the fair value of each award of Replacement Options granted to participants in exchange for surrendered Eligible Exchange Options, measured as of the date the Replacement Options are granted, over the fair value of the Eligible Exchange Options surrendered in exchange for the Replacement Options, will be measured immediately prior to the exchange. We estimate that the compensation cost (benefit) associated with the Option Exchange, will be approximately $428,000.
Other Matters
The 2008 Plan does not currently permit us to initiate any stock option exchange program without the approval of our stockholders. By approving this proposal, you would allow us to authorize and conduct the Option Exchange with respect to all Eligible Underwater Options currently held by Eligible Option Holders. As of November 9, 2018, approximately 44 employees and directors would be eligible to participate in the Option Exchange, including our executive officers and non-employee directors.
Summary of Material Features of the Plan, as amended
Set forth below is a summary of the principal provisions of the 2008 Plan, as amended by the proposed amendment, that continue to apply to outstanding awards. The 2008 Plan expired on August 12, 2018, but awards made under the 2008 Plan remain outstanding and continue to be subject to the terms and conditions of the 2008 Plan. The summary is qualified in its entirety by the full text of the 2008 Plan as amended by the 2008 Plan Amendment, attached as Appendix B to this proxy statement.
Plan Administration.   The Plan is administered by our Board. To the extent consistent with our certificate of incorporation, bylaws and applicable law, our Board has the authority to grant awards and adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2008 Plan and to interpret the provisions of the 2008 Plan. Pursuant to the terms of the 2008 Plan, our Board may delegate its authority under the 2008 Plan to one or more committees, each consisting of one more members of the Board.
Eligibility.   Persons eligible to participate in the 2008 Plan are employees, officers, directors, consultants and advisors of the Company and its affiliates as selected from time to time by our Board in its discretion. For this purpose, “affiliates” include any company, trade or business that controls or is controlled by or is under common control with the Company.
Description of Awards.   The 2008 Plan provides for the grant of stock option and restricted stock awards. Given that the 2008 Plan has expired, no additional awards may be granted under the 2008 Plan.
Stock Options.   The Plan permitted the granting of  (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2008 Plan are non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options could be granted only to employees of the Company and its subsidiaries. The option exercise price of each incentive stock option was determined by our Board but could not be less than 100% of the fair market value of the common stock on the date of grant. Non-qualified options could be granted to any persons eligible to receive incentive options and to non-employee directors, consultants and advisors. The option exercise price of each non-qualified stock option was determined by our Board but could not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for these purposes is the closing price (for the primary trading session) of our common stock on the NYSE American on the date of grant.
The term of each option was fixed by our Board and could not exceed ten years from the date of grant. Our Board would determine at what time or times each option could be exercised. Options may be made exercisable in instalments and the exercisability of options may be accelerated by our Board. In general, unless otherwise permitted by our Board, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash or by cash equivalents acceptable to our Board. To the extent permitted under applicable law and provided for in the applicable option agreement or approved by our Board, in its sole discretion, the exercise price may be paid by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee. Additionally, to the extent provided in the applicable option agreement, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee or by delivery to the Company of a full recourse promissory note with such other terms and conditions as determined by our Board. Options may also be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.
To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.
Restricted Stock.   The Plan permitted our Board to award shares of common stock to participants subject to such conditions and restrictions as our Board determined. These conditions and restrictions could include the achievement of certain performance goals and/or continued service to the Company through a specified restricted period.

Inducement Awards.   Under the 2008 Plan, 4,000,000 shares of common stock were reserved for the issuance of inducement awards only to individuals who were not previously employed by the Company or serving as directors of the Company, or following a bonafide period of non-employment, as an inducement material to entering into employment with the Company.
Change of Control Provision for Awards.   Under the 2008 Plan, upon the occurrence of a reorganization, merger, consolidation or other similar event (a “reorganization”) that does not constitute a “change of control” as such term is defined in the 2008 Plan, the terms of the awards made prior to such reorganization shall survive such reorganization and be applicable to the shares of our common stock remaining outstanding after the reorganization event or to any new shares of common stock issued in substitution for our common stock. To the extent that a change of control occurs in connection with a reorganization and the acquiring or succeeding company fails to assume or substitute substantially equivalent awards, all outstanding shares of restricted stock will either vest and all restrictions on such shares will lapse immediately prior to the occurrence of the change of control or such awards will be cancelled and in lieu thereof the per share price paid to holders of common stock in the reorganization will be paid to the 2008 Plan participants with cancelled restricted stock awards. With respect to outstanding options in the case of a reorganization that constitutes a “change in control,” our Board may take either of the following two actions. Not less than 15 days prior to the occurrence of the reorganization event, our Board may accelerate the vesting of all options which will remain exercisable for a 15 day period. Alternatively, our Board may, in its sole discretion cancel the outstanding options and pay or deliver in lieu thereof cash or securities having a value equal to the excess, if any, of  (A) the per share price to be paid to holders of common stock in the reorganization event multiplied by the number of shares of common stock subject to the participant’s awards over (B) the aggregate exercise price of all such outstanding awards and any applicable tax withholdings, in exchange for the termination of such awards.
Adjustments for Stock Dividends, Stock Splits, Etc.   Except to the extent provided in an award agreement or otherwise agreed by the participant, the 2008 Plan requires that our Board make appropriate adjustments to the number of shares of common stock that are subject to the 2008 Plan and to any outstanding awards to reflect stock dividends and distributions, stock splits, recapitalizations, reclassifications, combination of shares, exchange of shares or other increases or decreases in the common stock that is effected without receipt of consideration by the Company.
Amendments and Termination.   Our Board may at any time amend, suspend or terminate the 2008 Plan. No amendment, suspension or termination of the 2008 Plan shall alter or impair the rights or obligations arising under any award previously made under the 2008 Plan unless the consent of the participant has been obtained. An amendment to the 2008 Plan shall be contingent upon approval by the Company’s stockholders only to the extent required by applicable law, regulation or rule. As required under the rules of the NYSE American, any amendments that materially change the terms of the 2008 Plan will be subject to approval by our stockholders.
Effective Date of Amendment.   Our Board approved the proposed amendment to the 2008 Plan on November 9, 2018. The amendment to allow for a one-time stock option exchange program will become effective on the date it is approved by stockholders. If the amendment to the 2008 Plan, is not approved by stockholders, the 2008 Plan will continue to be applicable to awards outstanding under the 2008 Plan, but as the 2008 Plan has expired, no new awards may be made under the 2008 Plan.
Vote Required for Approval
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting will be required to approve the amendment to the 2008 Plan.
Our Board believes that approval of the amendment to the 2008 Plan is in our best interests and the best interests of our stockholders and therefore recommends a vote “FOR” this proposal.

OTHER INFORMATION
Other Matters
Our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, on such matters in accordance with their judgment.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the 1934 Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2018.
Stockholder Proposals for the 2019 Annual Meeting
Rules of the SEC require that we receive any proposal by our stockholders for inclusion in our proxy materials for the 2019 annual meeting of stockholders no later than 120 days prior to the anniversary of this year’s proxy materials were released to stockholders, which date shall be July 22, 2019. Proposals must be submitted in writing to us c/o Secretary, iBio, Inc., 600 Madison Avenue, Suite 1601, New York, NY 10022, and you must comply with other requirements of Rule 14a-8 under the 1934 Exchange Act. However, if the 2019 annual meeting date changes by more than 30 days from the date of the 2018 annual meeting date, then the proposal must be submitted a reasonable time before we begin to print and send our proxy materials for the 2019 annual meeting.
In addition, our First Amended and Restated Bylaws have an advance notice procedure for stockholders to bring business before an annual meeting of stockholders. The advance notice procedure requires that a stockholder interested in presenting a proposal for action at the 2019 annual meeting of stockholders must deliver a written notice of the proposal, together with specific information relating to such stockholder’s proposal, nominee, stock ownership and identity, to our corporate secretary no later than the close of business on September 19, 2019, and no earlier than the close of business on August 20, 2019. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You must comply with these bylaws requirements in connection with a stockholder proposal or director nomination outside the Rule 14a-8 context.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to iBio, Inc., Attention: Secretary, 600 Madison Avenue, Suite 1601, New York, NY 10022 or contact our Corporate Secretary at (302) 355-0650. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
By Order of the Board of Directors
Robert B. Kay
Executive Chairman and Chief Executive Officer
November   , 2018
A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2018 is available without charge upon written request to: Corporate Secretary, iBio, Inc., 600 Madison Avenue, Suite 1601, New York, NY 10022. Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.

APPENDIX A

IBIO, INC.

2018 OMNIBUS EQUITY INCENTIVE PLAN

IBIO, INC.
2018 OMNIBUS EQUITY INCENTIVE PLAN
iBio, Inc. (the “Company”), sets forth herein the terms of its 2018 Omnibus Equity Incentive Plan (the “Plan”) as follows:
1.   PURPOSE
The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options and restricted stock in accordance with the terms hereof. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided herein.
It is intended that all awarded restricted stock provided for under this Plan be exempt from Section 409A of the Internal Revenue Code (the “Code”) because it is believed that the Plan does not provide for a deferral of compensation and accordingly that the Plan does not constitute a nonqualified deferred compensation plan within the meaning of Section 409A. The provisions of this Plan shall be interpreted in a manner consistent with this intention, and the provisions of this Plan may be amended, adjusted, assumed or substituted for, converted or otherwise modified if the Plan Administrator determines, in its sole unfettered discretion, that such amendment, adjustment, assumption or substitution, conversion or modification would be required so that the terms and conditions of the restricted stock awarded hereunder do not violate the requirements of Section 409A.
Notwithstanding the foregoing, the Company does not make any representation to the Participant that the stock options and restricted stock awarded pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any beneficiary for any tax, additional tax, interest or penalties that the Participant or any beneficiary may incur in the event that any provision of this Plan, or any amendment or modification thereof, or any other action taken with respect thereto, the Plan Administrator determines should not result in a violation of Section 409A, is deemed to violate any of the requirements of Section 409A.
2.   DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
2.1   “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.
2.2   “Award Agreement” means the stock option agreement, restricted stock agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.
2.3   “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.
2.4   “Board” means the Board of Directors of the Company.
2.5   “Cause” means, as determined by the Board and unless otherwise provided in an applicable employment agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.6   “Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates at the time the Plan is approved by the Company’s shareholders) owning 50% or more of the combined voting power of all classes of stock of the Company.
2.7   “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
2.8   “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall consist of one or more members of the Board.
2.9   “Company” means iBio, Inc.
2.10   “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
2.11   “Effective Date” the date the Plan is approved by the Board.
2.12   “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.13   “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc., or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.
2.14   “Family Member” means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests; provided, however, that to the extent required by applicable law, the term Family Member shall be limited to a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee or a trust or foundation for the exclusive benefit of any one or more of these persons.
2.15   “Grant” means an award of an Option or Restricted Stock under the Plan.
2.16   “Grant Date” means, as determined by the Board, the latest to occur of  (i) the date as of which the Board approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 5 hereof, or (iii) such other date as may be specified by the Board.
2.17   “Grantee” means a person who receives or holds an Option or Restricted Stock under the Plan.

2.18   “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.19   “Nonqualified Stock Option” means a stock option that is not an Incentive Stock Option.
2.20   “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
2.21   “Option Period” means the period during which Options may be exercised as set forth in Section 7 hereof.
2.22   “Option Price” means the purchase price for each share of Stock subject to an Option.
2.23   “Other Agreement” shall have the meaning set forth in Section 12 hereof.
2.24   “Plan” means this iBio, Inc. 2018 Omnibus Equity Incentive Plan, as same may be amended, revised or terminated from time to time.
2.25   “Purchase Price” means the purchase price for each share of Stock pursuant to a Grant of Restricted Stock.
2.26   “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.
2.27   “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 9 hereof, that are subject to restrictions and to a risk of forfeiture.
2.28   “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.29   “Service” means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.
2.30   “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser to the Company or an Affiliate.
2.31   “Stock” means the common stock of the Company, having a par value of  $.001 per share.
2.32   “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
2.33   “Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.
3.   ADMINISTRATION OF THE PLAN
3.1   Board.
The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.
3.2   Committee.
The Board from time to time may delegate to one or more Committees such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the applicable Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 3.1. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.
3.3   Grants.
Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:
(i)
designate Grantees,

(ii)
determine the type or types of Grants to be made to a Grantee,

(iii)
determine the number of shares of Stock to be subject to a Grant,

(iv)
establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v)
prescribe the form of each Award Agreement evidencing a Grant, and

(vi)
amend, modify, or supplement the terms of any outstanding Grant.

As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Board shall have the right, in its discretion, to make Grants in substitution or exchange for any other grant under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an Affiliate thereof and is terminated “for cause” as defined in the applicable Award Agreement.
3.4   Deferral Arrangement.
The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

3.5   No Liability.
No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.
4.   STOCK SUBJECT TO THE PLAN
4.1   Shares Available for Issuance under Plan.
Subject to adjustment under Section 15, the number of shares of Stock available for issuance under the Plan as Options or as Restricted Stock shall be      (    ) shares (the “Share Reserve”). All shares in the Share Reserve are eligible to be issued pursuant to Incentive Stock Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan. If any shares covered by a Grant are tendered or withheld to pay the exercise price of an Option, or if any shares are tendered or withheld to satisfy a tax withholding obligation arising in connection with an Award, then the shares so tendered or withheld shall be added to the shares available for grant under the Plan.
5.   GRANT ELIGIBILITY
5.1   Employees and Other Service Providers.
Grants (including Grants of Incentive Stock Options, subject to Section 5.3) may be made under the Plan to any employee, officer or director of, or other Service Provider providing, or who has provided, services to, the Company or any Affiliate. To the extent required by applicable state law, Grants within certain states may be limited to employees and officers or employees, officers and directors. In addition, prospective employees, consultants and non-employee directors are eligible to participate in the 2018 Plan but no portion of any such award will vest, become exercisable, be settled or become effective prior to the date on which such individual begins providing services to the Company or an Affiliate.
5.2   Successive Grants.
An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.
5.3   Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.
6.   AWARD AGREEMENT
Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Grant and provides for adjustment in accordance with Section 15. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

7.   TERMS AND CONDITIONS OF OPTIONS
7.1   Option Price.
The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option, the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price of an Incentive Stock Option granted to such Grantee shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date. To the extent required by applicable law, in the case of a Nonqualified Stock Option, the Option Price shall be not less than 100% of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.
7.2   Vesting and Option Period.
Subject to Sections 7.3 and 14.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 7.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. To the extent required by applicable law, each Option shall become exercisable at least at the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date based on continued Service. Subject to the preceding sentence, the Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee’s Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, (iii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company’s right of repurchase with respect to unvested shares of Stock.
7.3   Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.
7.4   Exercise of Options on Termination of Service.
Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Grantee shall have the right to exercise the vested portion of any Option held at termination for a period of three (3) months next succeeding such termination of service with the Company for any reason (other than for Cause), and that the Grantee shall have the right to exercise the vested portion of any option Option for a period of twelve (12) months next succeeding the termination of service with the Company due to death or Disability.
7.5   Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company, or after ten (10) years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 14 hereof which results in termination of the Option.
7.6   Exercise Procedure.
An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The Board may approve an alternative exercise procedure including by broker-assisted exercise. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of  (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. The Option Price shall be payable in a form described in Section 10.
7.7   Right of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual.
7.8   Delivery of Stock Certificates.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock purchased upon such exercise of the Option.
8.   TRANSFERABILITY OF OPTIONS
8.1   Transferability of Options.
Except as provided in Section 8.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.2   Family Transfers.
If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.2 or by will or the laws of descent and distribution. The events of termination of Service under an Option shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in the Option, and the shares may be subject to repurchase by the Company or its assignee.
9.   RESTRICTED STOCK
9.1   Grant of Restricted Stock.
The Board may from time to time grant Restricted Stock to persons eligible to receive Grants under Section 5 hereof, subject to such restrictions, conditions and other terms as the Board may determine.
9.2   Restrictions.
At the time a Grant of Restricted Stock is made, the Board shall establish a restriction period applicable to such Restricted Stock. Each Grant of Restricted Stock may be subject to a different restriction period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued Service, in order that all or any portion of the Restricted Stock shall vest. To the extent required by applicable law, the vesting restrictions applicable to a Grant of Restricted Stock shall lapse no less rapidly than the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date, based on continued Service.
The Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the Restricted Stock. The Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restriction period or prior to the satisfaction of any other conditions prescribed by the Board with respect to such Restricted Stock.
9.3   Restricted Stock Certificates.
The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
9.4   Rights of Holders of Restricted Stock.
Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.
9.5   Termination of Service.
Unless otherwise provided by the Board in the applicable Award Agreement, upon the termination of a Grantee’s Service with the Company or an Affiliate, any shares of Restricted Stock held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock.
9.6   Purchase and Delivery of Stock.
The Grantee shall be required to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of  (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 10 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate. To the extent required by applicable law, the Purchase Price of a share of Restricted Stock shall be not less than eight-five (85%) percent of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, the Purchase Price shall be not less than one hundred (100%) percent of the Fair Market Value on the Grant date of a share of Stock.
Upon the expiration or termination of the restriction period and the satisfaction of any other conditions prescribed by the Board, having properly paid the Purchase Price, the restrictions applicable to shares of Restricted Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

10.   FORM OF PAYMENT
10.1   General Rule.
Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.
10.2   Surrender of Stock.
To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six (6) months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.
10.3   Cashless Exercise.
With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides and the shares of Stock have become publicly traded, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 11.
10.4   Net Exercise of Option.
In lieu of paying the aggregate purchase price in cash pursuant to Section 10.1, the Grantee may elect a “net exercise” and exchange his or her Option for such number of shares of Common Stock determined by multiplying such number of shares of common stock with respect to which this Option is exercised by a fraction, the numerator of which shall be the difference between the then-current market price per share of common stock and the purchase price provided in this Option, and the denominator of which shall be the then-current market price per share of common stock. The Grantee, when exercising his or her Option shall have the right to receive the number of shares with a fair market value equal to the difference between the exercise price and the current fair market value at the date of exercise. As a result of such exercise, the Grantee is submitting the number of Options exercised and the Company is issuing the net difference of shares of common stock after the net exercise.
11.   WITHHOLDING TAXES
The Company or any Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or Affiliate, as the case may be, any amount that the Company or Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 11 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

12.   PARACHUTE LIMITATIONS
Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Options or Restricted Stock held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.
13.   REQUIREMENTS OF LAW
13.1   General.
The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2   Rule 16b-3.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
13.3   Financial Reports
To the extent required by applicable law, not less often than annually the Company shall furnish to Grantees summary financial information including a balance sheet regarding the Company’s financial conditions and results of operation, unless such Grantees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.
14.   EFFECT OF CHANGES IN CAPITALIZATION
14.1   Changes in Stock.
Subject to the exception set forth in the last sentence of Section 14.4, if the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares of common stock of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number of shares for which Grants of Options and Restricted Stock may be made under the Plan shall be adjusted proportionately by the Company. In addition, the number of shares for which Grants are outstanding shall be adjusted proportionately so that the proportionate interest of the Grantee in common stock immediately following such event shall, to the extent practicable, be the same as the Grantee’s interest in Stock immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.
14.2   Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.
Subject to the exception set forth in the last sentence of Section 14.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Grant theretofore made pursuant to the Plan shall pertain to and apply to the common stock shares to which a holder of the number of shares of Stock subject to such Grant would have been entitled immediately following such reorganization, merger, or consolidation, and in the case of Options, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.
14.3   Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.
Subject to the exceptions set forth in the last sentence of this Section 14.3 and the last sentence of Section 14.4, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) either of the following two actions shall be taken: (A) fifteen (15) days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or (B) the Board may elect, in its sole discretion, to cancel any outstanding Grants and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the “Option Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price applicable to such Option Shares. With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option during such 15-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This Section 14.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options and Restricted Stock theretofore granted, or for the substitution for such Options and Restricted Stock of new options and restricted stock covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.
14.4   Adjustments.
Adjustments under this Section 14.4 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of Grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to a Grant in place of those described in Sections 14.1, 14.2 and 14.3.
14.5   No Limitations on Company.
The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.
15.   DURATION AND AMENDMENTS
15.1   Term of the Plan.
The Effective Date of this Plan is the date of its adoption by the Board, subject to the approval of the Plan by the Company’s stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as next provided.
15.2   Amendment and Termination of the Plan.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. An amendment to the Plan shall be contingent on approval of the Company’s stockholders only to the extent required by applicable law, regulations or rules. No Grants shall be made after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

16.   GENERAL PROVISIONS
16.1   Disclaimer of Rights.
No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.
16.2   Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.
16.3   Captions.
The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
16.4   Other Award Agreement Provisions.
Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.
16.5   Number and Gender.
With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
16.6   Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
16.7   Pooling.
In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.
16.8   Governing Law.
The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Grants awarded hereunder to the substantive laws of any other jurisdiction.

APPENDIX B
AMENDMENT TO THE
iBIO INC.
AMENDED AND RESTATED 2008 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN
iBio Inc (the “Company”), previously approved and adopted the iBio Inc. 2008 Omnibus Equity Incentive Compensation Plan (the “2008 Plan”). The 2008 Plan was amended and restated on June 25, 2017. By adoption of this Amendment, the Company now desires to amend the 2008 Plan to permit a one-time stock option exchange (“Option Exchange”) as described below.
1.
This Amendment will become effective on the date it is approved by the shareholders at the Company’s 2018 Annual Meeting, which will be held on or around December 18, 2018.

2.
The Plan is amended by adding the following new Section to the end thereof to read as follows:

ONE-TIME STOCK OPTION EXCHANGE
Notwithstanding any provision in the Plan to the contrary and subject to the approval of the Company’s shareholders at the Company’s 2018 Annual Meeting, the Board and Compensation Committee may effect a one-time stock option exchange offer (“Option Exchange”) to begin within twelve months following the date the shareholders approve the Option Exchange. Pursuant to the Option Exchange certain Options granted under this Plan will be surrendered and cancelled in exchange for the grant of new replacement options that will be awarded pursuant to the iBio, Inc. 2018 Omnibus Equity Incentive Plan. The material terms and conditions of the Option Exchange will be consistent with the terms and conditions set forth in Proposal #5 in the Company’s Proxy Statement for the Company’s 2018 Annual Meeting to be held on or around December 18, 2018.
3.
This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of this      day of             , 2018.
iBio, Inc.
By:
Its:

IBIO, INC.

AMENDED AND RESTATED 2008 OMNIBUS EQUITY INCENTIVE PLAN

IBIO, INC.
AMENDED AND RESTATED 2008 OMNIBUS EQUITY INCENTIVE PLAN
iBio, Inc. (the “Company”), sets forth herein the terms of its Amended and Restated 2008 Omnibus Equity Incentive Plan (the “Plan”) as follows:
1.   PURPOSE
The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options and restricted stock in accordance with the terms hereof. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided herein.
It is intended that all awarded restricted stock provided for under this Plan be exempt from Section 409A of the Internal Revenue Code (the “Code”) because it is believed that the Plan does not provide for a deferral of compensation and accordingly that the Plan does not constitute a nonqualified deferred compensation plan within the meaning of Section 409A. The provisions of this Plan shall be interpreted in a manner consistent with this intention, and the provisions of this Plan may be amended, adjusted, assumed or substituted for, converted or otherwise modified if the Plan Administrator determines, in its sole unfettered discretion, that such amendment, adjustment, assumption or substitution, conversion or modification would be required so that the terms and conditions of the restricted stock awarded hereunder do not violate the requirements of Section 409A.
Notwithstanding the foregoing, the Company does not make any representation to the Participant that the stock options and restricted stock awarded pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any beneficiary for any tax, additional tax, interest or penalties that the Participant or any beneficiary may incur in the event that any provision of this Plan, or any amendment or modification thereof, or any other action taken with respect thereto, the Plan Administrator determines should not result in a violation of Section 409A, is deemed to violate any of the requirements of Section 409A.
2.   DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
2.1   “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.
2.2   “Award Agreement” means the stock option agreement, restricted stock agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.
2.3   “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.
2.4   “Board” means the Board of Directors of the Company.
2.5   “Cause” means, as determined by the Board and unless otherwise provided in an applicable employment agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.6   “Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates at the time the Plan is approved by the Company’s shareholders) owning 50% or more of the combined voting power of all classes of stock of the Company.
2.7   “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
2.8   “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall consist of one or more members of the Board.
2.9   “Company” means iBio, Inc.
2.10   “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
2.11   “Effective Date” the date the Plan is approved by the Board.
2.12   “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.13   “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc., or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.
2.14   “Family Member” means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests; provided, however, that to the extent required by applicable law, the term Family Member shall be limited to a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee or a trust or foundation for the exclusive benefit of any one or more of these persons.
2.15   “Grant” means an award of an Option or Restricted Stock under the Plan.
2.16   “Grant Date” means, as determined by the Board, the latest to occur of  (i) the date as of which the Board approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 5 hereof, or (iii) such other date as may be specified by the Board.
2.17   “Grantee” means a person who receives or holds an Option or Restricted Stock under the Plan.

2.18   “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.19   “Nonqualified Stock Option” means a stock option that is not an Incentive Stock Option.
2.20   “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
2.21   “Option Period” means the period during which Options may be exercised as set forth in Section 7 hereof.
2.22   “Option Price” means the purchase price for each share of Stock subject to an Option.
2.23   “Other Agreement” shall have the meaning set forth in Section 12 hereof.
2.24   “Plan” means this Amended and Restated iBio, Inc. 2008 Omnibus Equity Incentive Plan, as same may be amended, revised or terminated from time to time.
2.25   “Purchase Price” means the purchase price for each share of Stock pursuant to a Grant of Restricted Stock.
2.26   “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.
2.27   “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 9 hereof, that are subject to restrictions and to a risk of forfeiture.
2.28   “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.29   “Service” means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.
2.30   “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser to the Company or an Affiliate.
2.31   “Stock” means the common stock of the Company, having a par value of  $.001 per share.
2.32   “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
2.33   “Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.
3.   ADMINISTRATION OF THE PLAN
3.1   Board.
The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.
3.2   Committee.
The Board from time to time may delegate to one or more Committees such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the applicable Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 3.1. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.
3.3   Grants.
Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:
(i)
designate Grantees,

(ii)
determine the type or types of Grants to be made to a Grantee,

(iii)
determine the number of shares of Stock to be subject to a Grant,

(iv)
establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v)
prescribe the form of each Award Agreement evidencing a Grant, and

(vi)
amend, modify, or supplement the terms of any outstanding Grant.

As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Board shall have the right, in its discretion, to make Grants in substitution or exchange for any other grant under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an Affiliate thereof and is terminated “for cause” as defined in the applicable Award Agreement.
3.4   Deferral Arrangement.
The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

3.5   No Liability.
No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.
4.   STOCK SUBJECT TO THE PLAN
4.1   Shares Available for Issuance under Plan.
Subject to adjustment under Section 15, the number of shares of Stock available for issuance under the Plan as Options or as Restricted Stock shall be 15 million (15,000,000) shares (the “Share Reserve”). Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.
4.2   Inducement Share Pool and Inducement Award Rules.
This Section 4.2 will apply with respect to 4,000,000 shares of Stock reserved under this Plan by action of the Board to be used exclusively for the grant of Inducement Awards in compliance with NYSE MKT Company Guide Rule 711 (the “Inducement Shares”). The Inducement Shares that may be awarded under this Section 4.2 shall be in addition to and shall not reduce the Share Reserve. In addition, the following rules and restrictions shall apply to any Inducement Award granted pursuant to the Plan:
(a)
Eligible Inducement Award Recipients.   An Inducement Award may be granted only to an individual, not previously an employee or director of the Company, or following a bonafide period of non-employment, as an inducement material to entering into employment with the Company.

(b)
No Incentive Stock Options.   No Inducement Award may be designated as an Incentive Stock Option.

(c)
Approval of Inducement Awards.   All Inducement Awards must be approved by the Company’s independent compensation committee or a majority of the Company’s independent directors.

(d)
Limitation on Share Recycling.   The shares of Common Stock underlying any Inducement Awards that are forfeited, canceled, held back upon exercise of an Inducement Award or settlement of an Inducement Award to cover the exercise price or tax withholding, reacquired or repurchased by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Inducement Shares available for grant under this 4.2 but shall not be added back to the Share Reserve.

(e)
Press Release.   In accordance with NYSE MKT Company Guide Rule 711, promptly following an issuance of any Inducement Award, the Company will disclose in a press release the material terms of the grant, including the Grantee and the number of shares subject to the Inducement Award.

5.   GRANT ELIGIBILITY
5.1   Employees and Other Service Providers.
Grants (including Grants of Incentive Stock Options, subject to Section 5.3) may be made under the Plan to any employee, officer or director of, or other Service Provider providing, or who has provided, services to, the Company or any Affiliate. To the extent required by applicable state law, Grants within certain states may be limited to employees and officers or employees, officers and directors.
5.2   Successive Grants.
An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

5.3   Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.
6.   AWARD AGREEMENT
Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Grant and provides for adjustment in accordance with Section 15. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.
7.   TERMS AND CONDITIONS OF OPTIONS
7.1   Option Price.
The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option, the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price of an Incentive Stock Option granted to such Grantee shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date. To the extent required by applicable law, in the case of a Nonqualified Stock Option, the Option Price shall be not less than 100% of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.
7.2   Vesting and Option Period.
Subject to Sections 7.3 and 14.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 7.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. To the extent required by applicable law, each Option shall become exercisable at least at the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date based on continued Service. Subject to the preceding sentence, the Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee’s Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, (iii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company’s right of repurchase with respect to unvested shares of Stock.
7.3   Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

7.4   Exercise of Options on Termination of Service.
Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Grantee shall have the right to exercise the vested portion of any Option held at termination for a period of three (3) months next succeeding such termination of service with the Company for any reason (other than for Cause), and that the Grantee shall have the right to exercise the vested portion of any option Option for a period of twelve (12) months next succeeding the termination of service with the Company due to death or Disability.
7.5   Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company, or after ten (10) years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 14 hereof which results in termination of the Option.
7.6   Exercise Procedure.
An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of  (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. The Option Price shall be payable in a form described in Section 10.
7.7   Right of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual.
7.8   Delivery of Stock Certificates.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock purchased upon such exercise of the Option.
8.   TRANSFERABILITY OF OPTIONS
8.1   Transferability of Options.
Except as provided in Section 8.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.2   Family Transfers.
If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.2 or by will or the laws of descent and distribution. The events of termination of Service under an Option shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in the Option, and the shares may be subject to repurchase by the Company or its assignee.
9.   RESTRICTED STOCK
9.1   Grant of Restricted Stock.
The Board may from time to time grant Restricted Stock to persons eligible to receive Grants under Section 5 hereof, subject to such restrictions, conditions and other terms as the Board may determine.
9.2   Restrictions.
At the time a Grant of Restricted Stock is made, the Board shall establish a restriction period applicable to such Restricted Stock. Each Grant of Restricted Stock may be subject to a different restriction period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued Service, in order that all or any portion of the Restricted Stock shall vest. To the extent required by applicable law, the vesting restrictions applicable to a Grant of Restricted Stock shall lapse no less rapidly than the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date, based on continued Service.
The Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the Restricted Stock. The Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restriction period or prior to the satisfaction of any other conditions prescribed by the Board with respect to such Restricted Stock.
9.3   Restricted Stock Certificates.
The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
9.4   Rights of Holders of Restricted Stock.
Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.
9.5   Termination of Service.
Unless otherwise provided by the Board in the applicable Award Agreement, upon the termination of a Grantee’s Service with the Company or an Affiliate, any shares of Restricted Stock held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock.

9.6   Purchase and Delivery of Stock.
The Grantee shall be required to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of  (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 10 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate. To the extent required by applicable law, the Purchase Price of a share of Restricted Stock shall be not less than eight-five (85%) percent of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, the Purchase Price shall be not less than one hundred (100%) percent of the Fair Market Value on the Grant date of a share of Stock.
Upon the expiration or termination of the restriction period and the satisfaction of any other conditions prescribed by the Board, having properly paid the Purchase Price, the restrictions applicable to shares of Restricted Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.
10.   FORM OF PAYMENT
10.1   General Rule.
Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.
10.2   Surrender of Stock.
To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six (6) months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.
10.3   Cashless Exercise.
With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides and the shares of Stock have become publicly traded, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 11.
10.4   Promissory Note.
To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part with a full recourse promissory note executed by the Grantee. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Grantee pledge the Stock subject to the Grant for the purpose of securing payment of the note. In no event shall stock certificate(s) representing the Stock be released to the Grantee until such note is paid in full.
10.5   Net Exercise of Option.
In lieu of paying the aggregate purchase price in cash pursuant to Section 10.1, the Grantee may elect a “net exercise” and exchange his or her Option for such number of shares of Common Stock determined by multiplying such number of shares of common stock with respect to which this Option is exercised by a fraction, the numerator of which shall be the difference between the then-current market price per share of common stock and the purchase price provided in this Option, and the denominator of which shall be the then-current market price per share of common stock. The Grantee, when exercising his or her Option shall have the right to receive the number of shares with a fair market value equal to the difference between the exercise price and the current fair market value at the date of exercise. As a result of such exercise, the Grantee is submitting the number of Options exercised and the Company is issuing the net difference of shares of common stock after the net exercise.
11.   WITHHOLDING TAXES
The Company or any Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or Affiliate, as the case may be, any amount that the Company or Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 11 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.
12.   PARACHUTE LIMITATIONS
Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Options or Restricted Stock held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.
13.   REQUIREMENTS OF LAW
13.1   General.
The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
13.2   Rule 16b-3.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
13.3   Financial Reports
To the extent required by applicable law, not less often than annually the Company shall furnish to Grantees summary financial information including a balance sheet regarding the Company’s financial conditions and results of operation, unless such Grantees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.
14.   EFFECT OF CHANGES IN CAPITALIZATION
14.1   Changes in Stock.
Subject to the exception set forth in the last sentence of Section 14.4, if the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares of common stock of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number of shares for which Grants of Options and Restricted Stock may be made under the Plan shall be adjusted proportionately by the Company. In addition, the number of shares for which Grants are outstanding shall be adjusted proportionately so that the proportionate interest of the Grantee in common stock immediately following such event shall, to the extent practicable, be the same as the Grantee’s interest in Stock immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

14.2   Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.
Subject to the exception set forth in the last sentence of Section 14.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Grant theretofore made pursuant to the Plan shall pertain to and apply to the common stock shares to which a holder of the number of shares of Stock subject to such Grant would have been entitled immediately following such reorganization, merger, or consolidation, and in the case of Options, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.
14.3   Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.
Subject to the exceptions set forth in the last sentence of this Section 14.3 and the last sentence of Section 14.4, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) either of the following two actions shall be taken: (A) fifteen (15) days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or (B) the Board may elect, in its sole discretion, to cancel any outstanding Grants and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the “Option Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price applicable to such Option Shares. With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option during such 15-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This Section 14.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options and Restricted Stock theretofore granted, or for the substitution for such Options and Restricted Stock of new options and restricted stock covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.
14.4   Adjustments.
Adjustments under this Section 14.4 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of Grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to a Grant in place of those described in Sections 14.1, 14.2 and 14.3.
14.5   No Limitations on Company.
The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

15.   DURATION AND AMENDMENTS
15.1   Term of the Plan.
The Effective Date of this Plan is the date of its adoption by the Board, subject to the approval of the Plan by the Company’s stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as next provided.
15.2   Amendment and Termination of the Plan.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. An amendment to the Plan shall be contingent on approval of the Company’s stockholders only to the extent required by applicable law, regulations or rules. No Grants shall be made after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.
16.   GENERAL PROVISIONS
16.1   Disclaimer of Rights.
No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.
16.2   Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.
16.3   Captions.
The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
16.4   Other Award Agreement Provisions.
Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.
16.5   Number and Gender.
With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
16.6   Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.7   Pooling.
In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.
16.8   Governing Law.
The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Grants awarded hereunder to the substantive laws of any other jurisdiction.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

iBIO, INC.

2018 Annual Meeting of Stockholders

December 18, 2018
10:00 A.M. local time

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

PROXY

Please mark your votes like this **X**

1. Election of Class I Directors.

   ☐ **FOR** all Nominees listed to the left ☐ **WITHHOLD AUTHORITY** to vote for the following nominee(s)

____

(Instructions: To withhold authority to vote for any nominee or nominees, mark the "WITHHOLD AUTHORITY" box and write the name of the nominee or nominees in the space provided above.)

4. Approval of the Company's 2018 Omnibus Equity Incentive Plan. ☐ FOR ☐ AGAINST ☐ ABSTAIN

ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SPECIFICALLY REVOKES THIS PROXY BEFORE IT IS EXERCISED.

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Signature______________________ **Signature**______________________ **Date**__________, **2018.**

FOLD AND DETACH HERE AND READ THE REVERSE SIDE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.iBIO, INC. 2018 Annual Meeting ofStockholdersDecember 18, 201810:00 A.M. local timeThis Proxy is Solicited on Behalfof the Board of DirectorsPlease Be Sure To Mark, Sign, Date and Return Your Proxy Cardin the Envelope ProvidedPROXYThe board of directors recommends a vote “FOR” each of the director nominees.Please markyour voteslike this XFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAININ THEIR DISCRETION, THE PROXIES ARE AUTHORIZEDTO VOTE UPON SUCH OTHER BUSINESS AS MAYPROPERLY COME BEFORE THE 2018 ANNUAL MEETINGAND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.ATTENDANCE OF THE UNDERSIGNED AT THE ANNUALMEETING OR ANY ADJOURNMENT OR POSTPONEMENTTHEREOF WILL NOT BE DEEMED TO REVOKE THISPROXY UNLESS THE UNDERSIGNED SPECIFICALLYREVOKES THIS PROXY BEFORE IT IS EXERCISED.FOR allNominees listedto the leftWITHHOLD AUTHORITYto vote for the followingnominee(s)1. Election of Class I Directors.Nominees: ROBERT B. KAYGENERAL JAMES T. HILLARTHUR Y. ELLIOT, PH.D.(Instructions: To withhold authority to vote for any nominee ornominees, mark the ‘‘WITHHOLD AUTHORITY’’ box and write thename of the nominee or nominees in the space provided above.)2. Ratification of Selection of CohnReznickLLP as the Company’s independentregistered public accounting firm for thecurrent year ending June 30, 2019.Signature____________________________________________ Signature_____________________________________________ Date____________, 2018.Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, eachholder should sign.The board of directors recommends a vote “FOR” proposals 2, 3, 4AND 5.PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE 2018ANNUAL MEETING3. Approval of, on an advisory basis, thecompensation of our named executive officers(“say-on-pay”).4. Approval of the Company’s 2018Omnibus Equity Incentive Plan.5. Approval of an amendment to theCompany’s 2008 Omnibus EquityIncentive Plan to permit a one-timeoption exchange.CONTROL NUMBER10745_BIO_PROXY-CARD.indd 1 11/8/18 3:47 PM

FOLD AND DETACH HERE AND READ THE REVERSE SIDE IMPORTANT NOTICE REGARDING THE AVAILABILITY OFPROXY MATERIALS:THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENTAND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE30, 2018 ARE AVAILABLE ELECTRONICALLY TO THE COMPANY’S STOCKHOLDERSOF RECORD AS OF THE CLOSE OF BUSINESS ON NOVEMBER 16, 2018, ATHTTP://WWW.CSTPROXY.COM/IBIOINC/AM2018iBio, Inc.2018 Annual Meeting of Stockholders — December 18, 2018PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Robert B. Kay and Robert L. Erwin, and each of them,proxies, with full power of substitution, to appear on behalf of the undersigned and to vote allshares of common stock (par value $0.001) (‘‘common stock’’) of iBio, Inc. (the ‘‘Company’’)that the undersigned is entitled to vote at the 2018 Annual Meeting of Stockholders of theCompany to be held at Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York,on December 18, 2018, commencing at 10:00 a.m. (local time), and at any adjournment orpostponement thereof.WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOINSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OFALL LISTED NOMINEES AS DIRECTORS AND IN FAVOR OF PROPOSALS 2, 3, 4 AND 5.(Continued and to be marked, dated and signed, on the other side)10745_BIO_PROXY-CARD.indd 2 11/8/18 3:47 PM